------------------------





------------------------



                            [ARTWORK APPEARS HERE]



--------------------------------------------------------------------------------
Shawmut Funds Report
--------------------------------------------------------------------------------

Connecticut Municipal Money Market Fund . Massachusetts Municipal Money Market Fund . Growth and Income Fund . Small Capitalization Equity Fund .

------------------------
  Annual
  Report

  For the Year Ended
  October 31, 1995
------------------------

------------------------



       CHAIRMAN'S
        MESSAGE
------------------------

--------------------------------------
MUTUAL FUNDS:

 . ARE NOT BANK DEPOSITS
 . ARE NOT FDIC INSURED
 . ARE NOT OBLIGATIONS OF SHAWMUT BANK
 . ARE NOT GUARANTEED BY SHAWMUT BANK
 . ARE SUBJECT TO INVESTMENT RISK
INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED
--------------------------------------


Dear Shareholder:

Enclosed is your performance report for the 12 months ended October 31, 1995. The Market Overview and Portfolio Reviews that follow explore the various factors influencing equity and income investments during this period and discuss the strategies used to make the most of these factors. In addition, this report looks at where the markets may be headed in the months to come.

     In the past year, slower economic growth caused a dramatic decline in interest rates. After rising for the first four months of the period, money market yields fell in the latter portion of the period to end just about where they began. Stock prices rose sharply higher, to deliver gains that were exceptional by historical standards. During the period, stocks, as measured by the Standard & Poor's 500 Index, produced a return of approximately 26%. This was the 10th best 12-month return for stocks in the last 50 years and more than made up for the weak stock returns of 1994.

     Although past results do not guarantee future performance, the experience of the last two years underscores the importance of taking a long-term approach toward investing. Investors who move to the sidelines in times of temporary market corrections often miss out on market rallies. During the stock rally of 1982-87, for example, when the average annual return was 25.3%, investors who did not participate in the 40 best days of the rally averaged an annual return of just 4.3%.

     The lower interest rates of the past year produced exceptional returns for bonds as well. This demonstrates the advantage of a well-diversified investment plan that includes stocks, bonds and money market securities. Although stocks and bonds tend to fluctuate more in value in the short term than money market securities do, stocks and bonds have historically delivered significantly better returns over time.

     As of December 4, the Shawmut Funds will merge with the Galaxy Funds and will be managed by Fleet Investment Advisors Inc. If you have questions after reading this report, you can discuss them with an Investment Specialist, at any time, by calling 800-628-0414.


Sincerely,

The Shawmut Funds

------------------------




    MARKET OVERVIEW
------------------------

"When the period began, the economy was growing rapidly. Worried that this could mean higher inflation, the Federal Reserve Board (the "Fed") attempted to dampen further growth by raising short-term interest rates."

ECONOMIC OVERVIEW

After rising sharply in 1994, interest rates declined in 1995 as growth in the economy started to slow. This resulted in reduced yields for money market securities and other fixed-income investments during the 12 months ended October 31, 1995, but delivered strong price gains for most stocks.

     When the period began, the economy was growing rapidly. Concerned that this could mean higher inflation, the Federal Reserve Board (the "Fed") attempted to slow further growth by raising short-term interest rates. Between November of 1994 and February 1995 the Fed Funds rate rose from 4.75% to 6%.

     Although money market yields rose in response to increased interest rates, the yields on longer-term instruments began to fall as investors felt the rate hikes might achieve an economic "soft landing." Lower bond yields, combined with unexpectedly strong gains in corporate earnings, made stock investments more appealing. After languishing for most of 1994, stock prices moved significantly higher in the first quarter of 1995.

     In the second quarter, as the economy suddenly showed signs of slowing, investors began to believe that the Fed would have to cut interest rates to prevent a recession. The prospect for lower rates became greater as Congress increased efforts to balance the federal budget. Yields of short- and long-term income investments fell, and stock prices continued to rise. In July, the Fed lowered its Fed Funds rate to 5.75%.

     Mixed news on the economy renewed fears of inflation in July and August, causing yields and stock prices to reverse course temporarily. By September, however, investors saw that inflation was under control and believed that a balanced budget agreement was near. Yields fell once again, and stock prices rose further. By the end of October, the Dow Jones Industrial Average had risen to 4755 for a 12-month gain, without reinvested dividends, of 23.1%. The yields on 30-year Treasury bonds had fallen from a peak of 8.19% in October of 1994 to 6.33% as of October 31, 1995. Three-month Treasury bills dropped from 5.97% in February of 1995 to 5.32% in October 1995.

INVESTMENT STRATEGIES

During this time our equity funds continued to focus on stocks that were attractively priced compared to the earnings potential of their companies. As the economy slowed and interest rates fell,

------------------------




    MARKET OVERVIEW
------------------------

"Sluggish spending by consumers should keep the economy growing near a rate of 2.5% in 1996 and inflation below 3%."

[A TABLE SHOWING THE AVERAGE ANNUAL RETURNS FOR INVESTMENT AND TRUST SHARES AS OF 10/31/95 APPEARS ON THIS PAGE.]

PERFORMANCE AT-A-GLANCE  Average Annual Total Returns As of October 31, 1995

                                                      INVESTMENT       TRUST
                                                        SHARES         SHARES
                                                        ------         ------
SHAWMUT GROWTH AND INCOME EQUITY FUND
     One Year.....................................      18.52%         18.80%
     Since Inception..............................      12.40%         12.63%

SHAWMUT SMALL CAPITALIZATION EQUITY FUND
     One Year.....................................      21.27%         21.52%
     Since Inception..............................      11.73%         11.89%

the Funds benefited from investments in the consumer staples, financial technology and transportation sectors.

     Although taxable money market yields declined for much of the period, seasonal changes in supply and demand temporarily boosted the yields of tax-exempt money market instruments. By adjusting the maturities of their investments to make the most of these changes, both of our tax-free money market funds were able to enhance their yields.

MARKET OUTLOOK

Sluggish spending by consumers should keep the economy growing near a rate of 2.5% in 1996 and inflation below 3%. This combined with a balanced budget, could allow the Fed to cut short-term interest rates again. A decline in interest rates would make stocks more attractive -- especially since lower rates tend to improve company profits.

     Because stocks are quite expensive compared to dividend yields, however, new worries about inflation or disappointments in earnings may cause a temporary correction in prices. To take advantage of any new investment opportunities that a correction might bring, each of the equity funds will probably maintain strong cash reserves.

     Given the likelihood for lower interest rates, the average maturities for investments in both tax-free money market funds will probably stay relatively long. This should help to maximize the Funds' yields as interest rates fall.

------------------------




   PORTFOLIO REVIEWS
------------------------

SHAWMUT CONNECTICUT MUNICIPAL
 MONEY MARKET FUND *

By Bob Gleason
Portfolio Manager

In the past year, the yields on short-term municipal securities were influenced more by customary seasonal adjustments in supply and demand than by changes in short-term interest rates. By choosing maturities that could make the most of these adjustments, the Shawmut Connecticut Municipal Money Market Fund earned a competitive return for the 12 months ended October 31, 1995.

SHAWMUT CONNECTICUT
MUNICIPAL MONEY
MARKET FUND

Distribution of Investments
as of October 31, 1995

[A PIE CHART LISTING SHAWMUT CONNECTICUT MUNICIPAL MONEY MARKET FUND INVESTMENTS BY REGION AND TYPE APPEARS HERE:]

                      Cash Equivalents                 5%
                      Puerto Rico                      5%
                      Connecticut                     90%

--------------------------------------------------------------------------------
* As of December 4, 1995, this Fund was renamed the Galaxy Connecticut Municipal Money Market Fund


     During that time, the Fund's Investment and Trust shares had net total returns of 2.93% and 3.19%, respectively, after deduction of fund expenses. That compares to an average return of 3.15% for other Connecticut tax-exempt money market funds tracked by Lipper Analytical Services.

ADDRESSING CHANGES
 IN SUPPLY AND DEMAND

As the period began, the market for short-term municipal securities was entering a time of reduced demand. Demand for municipal issues typically wanes at the end of each calendar year, when investors have less need for the tax benefits these instruments provide. As demand drops, there is downward pressure on the prices of municipals, which enhances their yields.

     The yields of short-term tax-exempt securities strengthened again in June and July, although yields for short-term taxable instruments were falling. At that time -- which is the start of new fiscal years for most states, cities and towns -- there is usually an increase in supply of new tax-exempt securities. Like reduced demand, stronger supply put downward pressure on the prices of short-term municipals and boost their yields.

------------------------




   PORTFOLIO REVIEWS
------------------------

     By emphasizing investments with shorter maturities when interest rates were rising, we were able to re-invest more quickly in higher-yielding securities. Conversely, when interest rates were falling, we focused on longer-term issues, which allowed us to lock in at higher yields. These strategies helped to maximize the Fund's total return.

GOING FORWARD

The average maturity of the Fund's investments should remain relatively long in the months ahead since a reduction in interest rates is anticipated. In addition to another year-end decrease in demand, there should be downward pressure on yields for short-term tax-exempt issues from further slowing in the growth of the economy. As always, the Fund will continue to emphasize issues of the strongest credit quality and, wherever possible, invest in issues that are exempt from both Federal and Connecticut state income taxes.

Bob Gleason has managed the Connecticut Municipal Money Market Fund since its inception in 1993. He has managed portfolios of fixed income securities for Shawmut since 1976.

SHAWMUT MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND*

By Bob Gleason
Portfolio Manager

The Shawmut Massachusetts Municipal Money Market Fund earned a solid return for the 12 months ended October 31, 1995, by adjusting the maturities of its investments for seasonal changes in the supply of and demand for short-term municipal securities.

     During the period, the Fund had a net total return of 3.21%, after deduction of fund expenses. That compares to an average return of 3.24% for Massachusetts tax-exempt money market funds tracked by Lipper Analytical Services.

ENHANCING FUND YIELDS

For much of the period, customary changes in supply and demand played a greater role in the direction of yields for short-term tax-exempt securities than adjustments in short-term interest rates by the Federal Reserve Board. At the end of 1994, demand for short-term municipals was declining. This typically happens late in each calendar year, when investors tend to have less need for tax-exempt securities. With reduced demand, there was downward pressure on the prices of short-term municipal instruments and upward pressure on their yields.

------------------------




   PORTFOLIO REVIEWS
------------------------

     As interest rates rose, we focused on investments with shorter maturities so we could invest more rapidly in higher-yielding issues. We used the same strategy in June and July. At that time, many states, cities and towns began new fiscal years, and there was a typical increase in the supply of new municipals that put downward pressure on their prices and upward pressure on their yields. When interest rates fell during the period, we emphasized instruments with longer maturities. This let us lock in yields at levels that were more attractive.


SHAWMUT MASSACHUSETTS
MUNICIPAL MONEY MARKET
FUND

Distribution of Investments
as of October 31, 1995

[A PIE CHART LISTING SHAWMUT MASSACHUSETTS MUNICIPAL MONEY MARKET FUND INVESTMENTS BY REGION AND TYPE APPEARS HERE:]

                      Cash Equivalents           5%
                      Puerto Rico                9%
                      Massachusetts             86%

--------------------------------------------------------------------------------
* As of December 4, 1995, this Fund was renamed the Galaxy Massachusetts Municipal Money Market Fund


FUTURE STRATEGIES

In the months ahead, there should be further downward pressure on the yields of short-term municipal issues as economic growth continues to slow and the tax-exempt market encounters another year-end slowdown in demand. For this reason, the average maturity for the Fund's investments should remain relatively long. Wherever possible, the Fund will continue to invest in issues that are exempt from both Federal and Massachusetts state income taxes and focus on securities of high credit quality.

Bob Gleason has managed the Massachusetts Municipal Money Market Fund since its inception. He has managed portfolios of fixed income securities for Shawmut since 1976.

SHAWMUT GROWTH AND INCOME EQUITY
FUND**

By Brendan Henebry
Portfolio Manager

Strong performances by financial, consumer staples and transportation stocks helped the Shawmut Growth and Income Equity Fund produce a solid

--------------------------------------------------------------------------------
** As of December 4, 1995, this Fund was renamed the Galaxy Growth and Income Equity Fund

------------------------




   PORTFOLIO REVIEWS
------------------------

SHAWMUT GROWTH AND
INCOME EQUITY FUND

Distribution of Investments
as of October 31, 1995

[A PIE CHART LISTING SHAWMUT GROWTH AND EQUITY FUND INVESTMENTS BY TYPE APPEARS HERE:]

                      Other Common & Preferred Stocks  27%
                      Consumer Staples                 18%
                      Consumer Cyclicals               10%
                      Energy                            9%
                      Technology                        9%
                      Utilities                         9%
                      Capital Goods                     9%
                      Cash Equivalents                  9%

return for the 12 months ended October 31, 1995. During that time, the Fund's Investment and Trust shares had net returns of 18.52% and 18.80%, respectively, after deducting expenses, and generated a dividend yield of 3.2%. For the same period, Standard and Poor's 500 Index had a return of 26.44% and delivered a dividend yield of 2.4%, while the average growth and income fund tracked by Lipper Analytical Services had a return of 20.23%.

LOOKING FOR VALUE

In choosing investments for the Fund, we looked for stocks whose prices are attractive compared to their potential for high rates of return and above-average income. We invested a nominal portion of Fund assets in those sectors that tend to offer little income, such as the technology sector. It was this sector that led the recent market rally. This strategy did cause us to emphasize financial and consumer staples stocks, which benefited from falling interest rates and slower growth in the economy.

     Among the Fund's top performing holdings in these groups were Pfizer, Merck, Comerica Inc. and Aetna Life and Casualty. The Fund also enjoyed strong gains from selected investments in technology stocks, such as Computer Sciences and IBM, and from transportation stocks like British Air.

     As the economy slowed and interest rates fell, we added new investments in growth-oriented companies such as Elan Corp., Humana Inc. and Vodafone and in financial firms like Lincoln National and PNC Banking Corp. We also added shares of companies that were in the process of restructuring such as E.I. duPont and Occidental Petroleum.

SHAWMUT GROWTH AND
INCOME EQUITY FUND

Growth of $10,000 investment*

[A MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN INVESTMENT SHARES OF THE SHAWMUT GROWTH AND EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX APPEARS HERE:]

                                        Start               End
                Investment Shares       $9,600            $13,185
                Index                  $10,000             14,284

--------------------------------------------------------------------------------
* Since inception on 2/12/93. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund. The initial investment of $10,000 reflects the Fund's 4% sales charge, resulting in the $9,600 beginning balance.

SHAWMUT GROWTH AND
INCOME EQUITY FUND

Growth of $10,000 investment*

[A MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN TRUST SHARES OF THE SHAWMUT GROWTH AND EQUITY FUND AND THE STANDARD & POOR'S INDEX APPEARS HERE:]

                                        Start               End
                Trust Shares           $10,000            $14,147
                Index                  $10,000             14,601

--------------------------------------------------------------------------------
* Since inception on 12/14/92. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

------------------------




   PORTFOLIO REVIEWS
------------------------

THE ROAD AHEAD

Once stock prices had risen significantly, we reduced positions in selected financial and transportation stocks that became fully valued and increased the Fund's cash reserves to 10%. If a slower economy brings disappointments in earnings and declines in stock prices, this cash could be used for any new investment opportunities that occur.

     The Fund will likely maintain strong positions in health care and financial stocks, which remain attractively priced and should continue to benefit from slow growth and low interest rates. In addition, the Fund will probably keep a position in consumer cyclical stocks. Although these stocks lagged the market for most of the rally, they represent good value and could respond well as the economy improves.

Brendan Henebry has managed the Shawmut Growth and Income Equity Fund since inception. He has managed equity portfolios since 1969.


SHAWMUT SMALL
CAPITALIZATION EQUITY
FUND

Distribution of Investments
as of October 31, 1995

[A PIE CHART LISTING SHAWMUT SMALL CAPITALIZATION EQUITY FUND INVESTMENTS BY TYPE APPEARS HERE:]

                      Other Common Stocks                    18%
                      Financial                              14%
                      Consumer Cyclicals                     10%
                      Energy                                  8%
                      Technology                             23%
                      Consumer Staples                       11%
                      Capital Goods                           7%
                      Cash Equivalents and Other Investments  9%


SHAWMUT SMALL CAPITALIZATION
EQUITY FUND*

By Peter Larson
Portfolio Manager

The Small Capitalization Equity Fund seeks long-term capital appreciation by investing in stocks of small companies offering potential for significant gains. For several years, this strategy has caused us to invest heavily in technology stocks, which led the market in the recent rally. By also emphasizing the strongly performing health care and financial sectors, the Shawmut Small Capitalization Equity Fund delivered attractive returns for the 12 months ended October 31, 1995.

     During that time, the Fund's Investment and Trust shares had net returns of 21.27% and 21.52%, respectively, after deducting expenses. For the same period, the average small company growth fund tracked by Lipper Analytical Services had a return of 22.72%, and the Russell 2000 Index had a return of 18.33%.

SHAWMUT SMALL CAPITALIZATION
EQUITY FUND

Growth of $10,000 investment*

[A MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN INVESTMENT SHARES OF THE SHAWMUT SMALL CAPITALIZATION EQUITY FUND AND THE STANDARD AND POOR'S 500 INDEX APPEARS HERE:]

                                        Start               End
                Investment Shares       $9,600            $12,610
                Index                  $10,000             14,284

* Since inception on 2/12/93. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund. The initial investment of $10,000 reflects the Fund's 4% sales charge, resulting in the $9,600 beginning balance.

--------------------------------------------------------------------------------
* As of December 4, 1995, this Fund was renamed the Galaxy Small Cap Value Fund.

TOP PERFORMERS

Top performers in the technology group included Computer Task Group, Coherent, Sterling Software, Alliance Semiconductor and Lattice Semiconductor. Among financial and health care stocks with the strongest gains were Coast Savings and Loan, U.S. Bancorp, Bay Ridge Bancorp, Surgical Care Affiliates, and Lifecore Biomedical.

     Early in 1995, we began a program to gradually reduce shares of technology stocks in order to lock in gains achieved in this sector. We added to holdings in energy stocks such as Vintage Petroleum, Coda Energy and Southwest Gas Corp. which we expected to benefit from increased energy demand. We also found attractive values in consumer staples stocks such as ICN Pharmaceuticals, Northland Cranberries and Rykoff Sexton, a food wholesaler.


NEW OPPORTUNITIES

We've used some sales proceeds to raise the Fund's cash reserves to 10%. This should help the Fund make the most of new investment opportunities that might occur if slower economic growth causes earnings and stock prices to fall. Some of these opportunities may come from life insurance companies which may be the next group to benefit from a trend toward consolidation among financial services firms.

Peter Larson has managed the Shawmut Small Capitalization Equity Fund, and its predecessor, since 1992. He has managed small company portfolios since 1981.

SHAWMUT SMALL CAPITALIZATION
EQUITY FUND

Growth of $10,000 investment*

[A MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN TRUST SHARES OF THE SHAWMUT SMALL CAPITALIZATION EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX APPEARS HERE:]

                                       Start               End
               Trust Shares           $10,000            $13,878
               Index                  $10,000             14,601

* Since inception on 12/14/92. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------------------------------------------------------------------

Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

------------------------


                             CONNECTICUT MUNICIPAL MONEY MARKET
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS
        FUNDS                OCTOBER 31, 1995
------------------------

  PRINCIPAL                                                                                 CREDIT            VALUE
   AMOUNT                                                                                   RATING*          (NOTE 2)
------------                                                                               --------       -------------
SHORT-TERM MUNICIPAL SECURITIES--94.6%
CONNECTICUT--89.9%
$  4,800,000    Connecticut State Development Authority Health Care,
                Weekly VRDN, Revenue Refunding Bond, 3.80%, 7/1/15
                (Corporate Independent Living Project)/(Chemical Bank LOC).............    VMIG1........  $   4,800,000
   2,600,000    Connecticut State Development Authority PCR,
                Monthly VRDN, 3.65%, 12/1/15
                (Central Vermont Public Service)/(Toronto Dominion Bank LOC)...........    AA...........      2,600,000
  15,500,000    Connecticut State Development Authority PCR,
                Weekly VRDN, 3.90%, 9/1/28
                (Connecticut Light & Power Project)/(Deutsche Bank A.G. LOC)...........    VMIG1........     15,500,000
   1,200,000    Connecticut State Development Authority,
                Monthly VRDN, 3.70%, 9/1/09
                (Trudy Corp. Project-1984)/(Citibank LOC)..............................    A-1..........      1,200,000
   1,300,000    Connecticut State Development Authority,
                Weekly VRDN, Revenue Bond, 3.85%, 11/1/05
                (Conco Project)/(Bayerische Vereinsbank LOC)...........................    Aaa..........      1,300,000
   3,100,000    Connecticut State Development Authority,
                Monthly VRDN, Revenue Refunding Bond, 3.80%, 2/1/13
                (Allen Group, Inc.)/(Bayerische Vereinsbank LOC).......................    Aaa..........      3,100,000
     600,000    Connecticut State Development Authority,
                Weekly VRDN, 3.60%, 5/1/05
                (Martin-Brower Co. Project)/(Chemical Bank LOC)........................    A-1..........        600,000
   3,000,000    Connecticut State Development Authority, VRDN,
                4.25%, 12/1/2013
                (Life Care - McAuley Center Inc.)/(National Australia Bank LOC)........    Aa3..........      3,000,000
   1,000,000    Connecticut State HEFA,
                Weekly VRDN, Revenue Bond, 3.80%, 7/1/24
                (Pomfret School, Inc.)/(Series A)/(Credit Local de France LOC).........    Aaa..........      1,000,000
   1,205,000    Connecticut State HEFA,VRDN,
                Revenue Bond, 4.00%, 6/1/12
                (Trinity College)......................................................    A1...........      1,205,000
   2,030,000    Connecticut State HFA,
                Revenue Bond, 4.2%, 5/15/1996
                (Housing Mortgage Finance Program)/(Series A)..........................    Aa...........      2,031,034
   1,500,000    Connecticut State Municipal Electric Energy
                CoOp Power Supply Systems,
                Revenue Bond, 3.5%, 1/1/1996
                (Series A)/(MBIA Insured)..............................................    Aaa..........      1,499,614
   5,000,000    Connecticut State Special Assesment Unemployment Compensation,
                VRDN, Revenue Bond, 3.90%, 11/15/01
                (FGIC Insured).........................................................    VMIG1........      5,000,000
   5,000,000    Connecticut State Special Tax Obligations,
                Weekly VRDN, Revenue Bond, 3.90%, 12/1/10
                (Industrial Bank of Japan LOC).........................................    VMIG1........      5,000,000
     630,000    Connecticut State HFA, HMFP,
                Revenue Refunding Bond, 7.70%, 11/15/1995
                (Series B).............................................................    AA...........        630,870

                      See Notes to Financial Statements.

------------------------


                             CONNECTICUT MUNICIPAL MONEY MARKET
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

  PRINCIPAL                                                                                 CREDIT            VALUE
   AMOUNT                                                                                   RATING*          (NOTE 2)
------------                                                                               --------       -------------
CONNECTICUT (CONTINUED)
$  3,300,000    Connecticut State,
                Weekly VRDN, GO UT
                Economic Recovery Refunding Bond, 3.90%, 6/1/96
                (Series B)/(Industrial Bank of Japan SPA)..............................    VMIG1........  $   3,300,000
   1,025,000    Branford, CT,
                4.08% GO UT Note,
                4/11/1996..............................................................    NR...........      1,026,989
   2,175,000    Branford, CT,
                3.49% BAN,
                4/11/1996..............................................................    NR...........      2,175,091
   5,000,000    East Hartford, CT,
                3.5% GO UT BAN,
                1/30/1996..............................................................    NR...........      5,000,460
   1,000,000    East Haven, CT,
                3.75% GO UT BAN,
                9/4/1996...............................................................    NR...........      1,000,320
   2,000,000    Fairfield, CT,
                5.00% GO UT BAN,
                1/16/1996..............................................................    NR...........      2,000,793
     900,000    Fairfield, CT
                3.87% GO UT Sewer Assesment Note,
                6/7/1996...............................................................    NR...........        900,363
     450,000    Litchfield, CT,
                3.56% GO UT BAN,
                4/25/1996..............................................................    NR...........        450,234
     914,000    Manchester, CT,
                3.65% GO UT Note,
                7/11/1996..............................................................    NR...........        914,291
   1,000,000    Meriden, CT,
                6.40% GO UT Bond,
                (AMBAC Insured),
                1/15/1996..............................................................    Aaa..........      1,004,529
   4,000,000    Meriden, CT,
                3.5% GO UT BAN,
                2/14/1996..............................................................    A............      4,000,438
   2,000,000    Middletown, CT,
                4.04% GO UT BAN,
                4/15/1996..............................................................    NR...........      2,003,878
   2,000,000    Milford, CT,
                4.75% GO UT BAN,
                11/15/1995.............................................................    NR...........      2,000,185
   2,000,000    Montville, CT,
                5.10% GO UT BAN,
                1/29/1996..............................................................    NR...........      2,001,394
   3,600,000    New Canaan, CT,
                4% BAN,
                11/8/1995..............................................................    NR...........      3,600,201

                      See Notes to Financial Statements.

------------------------


                             CONNECTICUT MUNICIPAL MONEY MARKET
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

  PRINCIPAL                                                                                 CREDIT            VALUE
   AMOUNT                                                                                   RATING*          (NOTE 2)
------------                                                                               --------       -------------
CONNECTICUT (CONTINUED)
$  1,500,000    New Canaan, CT,
                3.39% GO UT BAN,
                11/8/1995..............................................................    NR...........  $   1,500,011
     450,000    Norwalk, CT,
                5.3% GO UT,
                1/15/1996..............................................................    Aa1..........        451,294
   4,085,000    Norwich, CT,
                3.54% BAN,
                2/1/1996...............................................................    NR...........      4,085,379
   4,850,000    Regional School District No 13, CT,
                3.58%, GO UT BAN,
                12/21/1995.............................................................    NR...........      4,850,255
   1,000,000    Stamford, CT,
                6.00% GO UT Bond,
                1/15/1996..............................................................    Aaa..........      1,003,773
     580,000    Windsor Locks, CT,
                4% GO UT BAN,
                5/15/1996..............................................................    NR...........        580,208
                                                                                                          -------------
                                                                                                             92,316,604
                                                                                                          -------------
                PUERTO RICO--4.7%
   3,295,000    Puerto Rico Commonwealth Highway & Transportation,
                Weekly VRDN, Revenue Refunding Bond, 3.65%, 7/1/99
                (Series X)/(Union Bank of Switzerland/Swiss Bank Corp.,
                NY/Landesbank Hessen-Thuringen Girozentrale, NY LOC)...................    VMIG1........      3,295,000
   1,500,000    Puerto Rico Commonwealth Government Development Bank,
                Weekly VRDN, Revenue Refunding Bond, 3.65%, 12/1/15
                (Credit Suisse, LOC)...................................................    VMIG1........      1,500,000
                                                                                                          -------------
                                                                                                              4,795,000
                                                                                                          -------------
                TOTAL SHORT-TERM MUNICIPAL SECURITIES (identified cost $97,111,604).....................     97,111,604
                                                                                                          -------------
MUTUAL FUND SHARES--5%
       7,186    CMA Connecticut Municipal Money Market Fund.............................................          7,186
   4,151,522    Dreyfus Connecticut Municipal Money Market Fund.........................................      4,151,522
     962,199    Fidelity Tax Exempt Money Market Fund...................................................        962,199
                                                                                                          -------------
                TOTAL MUTUAL FUND SHARES (indentified cost $5,120,907)..................................      5,120,907
                                                                                                          -------------
                TOTAL INVESTMENTS (identified cost $102,232,511)........................................  $ 102,232,511**
                                                                                                          =============

Note: The categories of investments are shown as a percentage of net assets ($102,636,161) at October 31, 1995.

**   Also represents cost for federal tax purposes.
* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

The following abbreviations are used throughout this portfolio:

 AMBAC    American Municipal Bond Assurance Corp.
   BAN    Bond Anticipation Note
  FGIC    Financial Guarantee Insurance Corp.
    GO    General Obligation
  HEFA    Health and Educational Facilities Authority
   HFA    Hospital Finance Authority
  HMFP    Housing Mortgage Finance Program
   LOC    Letter of Credit
  MBIA    Municipal Bond Insurance Association
   PCR    Pollution Control Revenue
   SPA    Stand-By Purchase Agreement
    UT    Unlimited Tax
  VRDN Variable Rate Demand Notes are payable on not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect.

                      See Notes to Financial Statements.

------------------------


                             MASSACHUSETTS MUNICIPAL MONEY MARKET
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS
        FUNDS                OCTOBER 31, 1995
------------------------

  PRINCIPAL                                                                                 CREDIT            VALUE
   AMOUNT                                                                                   RATING*          (NOTE 2)
------------                                                                               --------       -------------
SHORT-TERM MUNICIPAL SECURITIES--95.0%
MASSACHUSETTS--86.3%
$    350,000    Amherst, MA,
                3.72%, GO UT State Aid Anticipation Note,
                12/15/1995..............................................................   NR...........   $    350,088
   1,500,000    Arlington, MA,
                3.60%, GO UT BAN,
                12/22/1995..............................................................   NR...........      1,500,413
   1,000,000    Boston, MA,
                6.625%, GO UT
                (Series A)/(AMBAC Insured),
                2/1/1996................................................................   AAA..........      1,006,988
     400,000    Boston, MA,
                4.00%, GO UT
                (Series A)/(AMBAC Insured),
                7/1/1996................................................................   AAA..........        400,242
   1,000,000    Boston Massachusetts Water and Sewage,
                Weekly VRDN, Revenue Bond, 6.625%, 2/1/96
                (Series A)/(State Street Bank and Trust LOC)............................   AA...........      1,000,000
     950,000    Bedford, MA,
                4.09% GO UT BAN,
                12/27/1995..............................................................   NR...........        950,377
     983,000    Falmouth, MA,
                4.00%, BAN,
                8/30/1996...............................................................   NR...........        983,723
   1,235,000    Foxborough, MA,
                3.90%, BAN,
                11/16/1995..............................................................   NR...........      1,235,035
     500,000    Framingham, MA,
                3.80%, Revenue Bond,
                1/19/1996...............................................................   NR...........        500,062
   1,074,000    Franklin, MA,
                4.08%, BAN,
                11/15/1995..............................................................   NR...........      1,074,072
   1,400,000    Groton, MA,
                3.90%, RAN,
                11/15/1995..............................................................   NR...........      1,400,050
     850,000    Heath, MA,
                4.08% BAN,
                2/23/1996...............................................................   NA...........        850,205
   1,000,000    Ipswich, MA,
                3.95% TAN,
                12/8/1995...............................................................   NA...........      1,000,352
     600,000    Kingston, MA,
                3.95% BAN,
                1/17/1996...............................................................   NR...........        600,244

                      See Notes to Financial Statements.

------------------------


                             MASSACHUSETTS MUNICIPAL MONEY MARKET
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

  PRINCIPAL                                                                                 CREDIT            VALUE
   AMOUNT                                                                                   RATING*          (NOTE 2)
------------                                                                               --------       -------------
MASSACHUSETTS (CONTINUED)
$    165,056    Marshfield, MA,
                3.97%, State Aid Anticipation Note
                4/16/1996...............................................................   NA...........   $    165,145
   1,500,000    Massachusetts Municipal Wholesale Electric Co.,
                Weekly VRDN, 3.65%, 7/1/19
                (Series C)/(Power Supply Systems)/(Canadian Imperial Bank LOC)..........   AA-..........      1,500,000
   6,800,000    Massachusetts State HEFA,
                Weekly VRDN, 3.55%, 1/11/19
                (Series G-1)/(Capital Asset Program)/(MBIA Insured)/
                (Credit Suisse, NY SPA).................................................   AAA..........      6,800,000
   1,700,000    Massachusetts State Industrial Finance Agency,
                Weekly VRDN, Resource Recovery Revenue Refunding Bond
                3.70%, 12/1/06,
                (Series A)/(Ogden Haverhill Project)/(Union Bank of Switzerland LOC)....   AAA..........      1,700,000
     600,000    Massachusetts State Resource Recovery,
                Weekly VRDN, Revenue Bond, 3.70%, 4/1/23
                (New England Deaconess Project)/(Banque Paribas LOC)....................   VMIG1........        600,000
   1,000,000    Massachusetts State,
                Daily VRDN, GO UT Refunding Bond, 3.70%, 12/1/97
                (Series E)/(ABN Amro Bank LOC)..........................................   AA...........      1,000,000
     950,000    Massachusetts State,
                Weekly VRDN, GO UT Refunding Bond, 3.70%, 12/1/97
                (Series B)/ (National Westminster LOC)..................................   AA...........        950,000
     800,000    Milford, MA,
                3.90% BAN,
                12/21/1995..............................................................   NR...........        800,153
     300,000    Milford, MA,
                4.10% BAN,
                12/21/1995..............................................................   NR...........        300,118
     200,000    Milford, MA,
                3.84% BAN,
                12/21/1995..............................................................   NR...........        200,046
   1,400,000    Needham, MA,
                3.89% BAN,
                3/11/1996...............................................................   NR...........      1,400,242
     700,000    Norfolk, MA,
                3.99% GO UT BAN,
                2/13/1996...............................................................   NR...........        700,368
     275,000    Pepperell, MA,
                4.90% GO UT,
                6/15/1996...............................................................   A............        276,900
   1,500,000    Saugus, MA,
                3.87% BAN,
                12/21/1995..............................................................   NR...........      1,500,313
     466,000    Sudbury, MA,
                3.89% GO UT State Aid Anticipation Note,
                3/29/1996...............................................................   NR...........        466,263

                      See Notes to Financial Statements.

------------------------


                             MASSACHUSETTS MUNICIPAL MONEY MARKET
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

  PRINCIPAL                                                                                 CREDIT            VALUE
   AMOUNT                                                                                   RATING*          (NOTE 2)
------------                                                                               --------       -------------
MASSACHUSETTS (CONTINUED)
$  1,500,000    Wayland, MA,
                3.72%, BAN,
                12/21/1995..............................................................   NR...........   $  1,500,220
     500,000    Webster, MA,
                3.99%, GO UT BAN,
                12/1/1995...............................................................   NR...........        500,077
     650,000    Weston, MA,
                3.88%, RAN,
                12/29/1995..............................................................   NA...........        650,078
     950,000    Yarmouth, MA,
                3.75%, BAN,
                6/19/1996...............................................................   NA...........        950,279
                                                                                                           ------------
                                                                                                             34,812,053
                                                                                                           ------------
                PUERTO RICO--8.7%
   1,750,000    Puerto Rico Commonwealth Government Development Bank,
                Weekly VRDN, Revenue Refunding Bond, 3.65%, 12/1/15
                (Credit Suisse LOC).....................................................   VMIG1........      1,750,000
   1,735,000    Puerto Rico Commonwealth Highway & Transportation Authority,
                Weekly VRDN, 3.65%, 7/1/99,
                (Series X)/(Union Bank of Switzerland LOC)..............................   VMIG1........      1,735,000
                                                                                                           ------------
                                                                                                              3,485,000
                                                                                                           ------------
                TOTAL SHORT-TERM MUNICIPAL SECURITIES (identified cost $38,297,053).....................     38,297,053
                                                                                                           ------------
MUTUAL FUND SHARES--5%
   1,750,997    Dreyfus Massachusetts Municipal Money Market Fund.......................................      1,750,997
     271,760    Fidelity Tax Exempt Money Market Fund...................................................        271,760
                                                                                                           ------------
                    TOTAL MUTUAL FUND SHARES (identified cost $2,022,757)...............................      2,022,757
                                                                                                           ------------
                    TOTAL INVESTMENTS (identified cost $40,319,810).....................................   $ 40,319,810**
                                                                                                           ============

Note: The categories of investments are shown as a percentage of net assets
      ($40,326,146) at October 31, 1995.

** Also represents cost for federal tax purposes.
* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

The following abbreviations are used throughout this portfolio:

  AMBAC    American Municipal Bond Assurance Corp.
    BAN    Bond Anticipation Note
   FGIC    Financial Guarantee Insurance Corp.
     GO    General Obligation
   HEFA    Health and Educational Facilities Authority
   HMFP    Housing Mortgage Finance Program
    LOC    Letter of Credit
   MBIA    Municipal Bond Insurance Association
    RAN    Revenue Anticipation Note
    SPA    Stand - By Purchase Agreement
    TAN    Tax Anticipation Note
     UT    Unlimited Tax
   VRDN Variable Rate Demand Notes are payable on not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect.

                      See Notes to Financial Statements.

------------------------


                             GROWTH AND INCOME EQUITY FUND
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS
        FUNDS                OCTOBER 31, 1995
------------------------

                                                                                                                      VALUE
   SHARES                                                                                                            (NOTE 2)
-----------                                                                                                       -------------
COMMON STOCKS - 88.4%
                BASIC MATERIALS - 8.0%
    100,000     Dexter Corp....................................................................................   $   2,387,500
     44,000     Dow Chemical Co................................................................................       3,019,500
     68,000     Du Pont (E.I.) de Nemours......................................................................       4,241,500
    245,000     Ethyl Corp.....................................................................................       2,725,625
     27,000     Georgia-Pacific Corp...........................................................................       2,227,500
     86,000     Lubrizol Corp..................................................................................       2,472,500
     50,000     Weyerhaeuser Co................................................................................       2,206,250
                                                                                                                  -------------
                                                                                                                     19,280,375
                                                                                                                  -------------
                CAPITAL GOODS/CONSTRUCTION - 8.4%
     36,000     Boeing Co......................................................................................       2,362,500
     50,000     General Electric Co............................................................................       3,162,500
     86,000     Hubbell, Inc., Class A.........................................................................       5,009,500
     84,000     Masco Corp.....................................................................................       2,362,500
     57,000     Raytheon Co....................................................................................       2,486,625
     52,000  (a)Thermo Electron Corp...........................................................................       2,392,000
     86,000     WMX Technologies, Inc..........................................................................       2,418,750
                                                                                                                  -------------
                                                                                                                     20,194,375
                                                                                                                  -------------
                CONSUMER CYCLICAL - 9.9%
     88,000     Arvin Industries, Inc..........................................................................       1,562,000
     80,000     Circuit City Stores, Inc.......................................................................       2,670,000
     33,000     Dayton Hudson Corp.............................................................................       2,268,750
     48,000     Dun & Bradstreet Corp..........................................................................       2,868,000
     46,000     Eastman Kodak Co...............................................................................       2,880,750
     57,000     McDonalds Corp.................................................................................       2,337,000
     70,000     Melville Corp..................................................................................       2,240,000
    146,000     Morrison Restaurants, Inc......................................................................       2,281,250
     54,000     Penney (J.C.) Co., Inc.........................................................................       2,274,750
    108,000     Wal Mart Stores, Inc...........................................................................       2,335,500
                                                                                                                  -------------
                                                                                                                     23,718,000
                                                                                                                  -------------
                CONSUMER STAPLES - 17.5%
     94,000     Alberto Culver Co..............................................................................       2,538,000
     50,000     American Home Products Corp....................................................................       4,431,250
     37,000     Anheuser-Busch Companies, Inc..................................................................       2,442,000
     57,000     Baxter International, Inc......................................................................       2,201,625
     68,000  (a)Elan, Corp. PLC, ADR...........................................................................       2,728,500
     68,000     Goodyear Tire & Rubber Co......................................................................       2,584,000
     30,000     Johnson & Johnson..............................................................................       2,445,000
     25,000     Lilly (Eli) & Co...............................................................................       2,415,625
     52,000     McKesson Corp..................................................................................       2,483,000
     41,000     Merck and Co., Inc.............................................................................       2,357,500
     46,000     PepsiCo, Inc...................................................................................       2,426,500

                      See Notes to Financial Statements.

------------------------


                             GROWTH AND INCOME EQUITY FUND
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

                                                                                                                      VALUE
   SHARES                                                                                                            (NOTE 2)
-----------                                                                                                       -------------
                CONSUMER STAPLES (CONTINUED)
     44,000     Pfizer, Inc....................................................................................   $   2,524,500
     33,000     Philip Morris Cos., Inc........................................................................       2,788,500
     34,000     Proctor & Gamble Co............................................................................       2,754,000
     80,000     Supervalu Stores, Inc..........................................................................       2,460,000
     29,000     Warner Lambert Co..............................................................................       2,468,625
                                                                                                                  -------------
                                                                                                                     42,048,625
                                                                                                                  -------------
                ENERGY - 9.2%
     56,000     Amoco Corp.....................................................................................       3,577,000
     23,000     Atlantic Richfield Co..........................................................................       2,455,250
     24,000     Mobil Corp.....................................................................................       2,418,000
     30,000     Royal Dutch Petroleum Corp.....................................................................       3,686,250
    114,000     Occidental Petroleum Corp......................................................................       2,451,000
     32,000     Schlumberger, Ltd..............................................................................       1,992,000
     50,000     Texaco, Inc....................................................................................       3,406,250
    116,000     USX Marathon Group.............................................................................       2,059,000
                                                                                                                  -------------
                                                                                                                     22,044,750
                                                                                                                  -------------
                FINANCIAL - 7.8%
     65,000     Comerica, Inc..................................................................................       2,185,625
     80,000     Fleet Financial Group, Inc.....................................................................       3,100,000
     54,000     GATX Corp......................................................................................       2,565,000
     72,000     Lincoln National Corp., Inc....................................................................       3,213,000
     31,000     Morgan (J.P.) & Co., Inc.......................................................................       2,390,875
     77,000     National City Corp.............................................................................       2,377,375
    113,000     PNC Bank Corp..................................................................................       2,966,250
                                                                                                                  -------------
                                                                                                                     18,798,125
                                                                                                                  -------------
                INSURANCE - 2.9%
     35,000     Aetna Life & Casuality Co......................................................................       2,463,125
     27,000     Chubb Corp.....................................................................................       2,426,625
     40,000     Exel Limited...................................................................................       2,140,000
                                                                                                                  -------------
                                                                                                                      7,029,750
                                                                                                                  -------------
                TECHNOLOGY - 9.0%
     67,000     AMP, Inc.......................................................................................       2,629,750
     50,000     Avnet, Inc.....................................................................................       2,518,750
     37,000  (a)Computer Sciences Corp.........................................................................       2,474,375
     60,000     General Motors Corp., Class E..................................................................       2,827,500
     27,000     International Business Machines Corp...........................................................       2,625,750
     39,000     Motorola, Inc..................................................................................       2,559,375
     90,000     Pitney Bowes, Inc..............................................................................       3,926,250
    166,000  (a)Tandem Computers, Inc..........................................................................       1,867,500
                                                                                                                  -------------
                                                                                                                     21,429,250
                                                                                                                  -------------

                      See Notes to Financial Statements.

------------------------


                             GROWTH AND INCOME EQUITY FUND
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

                                                                                                                      VALUE
   SHARES                                                                                                            (NOTE 2)
-----------                                                                                                       -------------
                TRANSPORTATION & SERVICES - 2.6%
     48,000     British Airways PLC, ADR.......................................................................   $   3,432,000
     37,000     Norfolk Southern Corp..........................................................................       2,858,250
                                                                                                                  -------------
                                                                                                                      6,290,250
                                                                                                                  -------------
                UTILITIES - 8.4%
     61,000     AT & T Corp....................................................................................       3,904,000
     86,000     Entergy Corp...................................................................................       2,451,000
     86,000     GTE Corp.......................................................................................       3,547,500
    192,000     Niagara Mohawk Power Corp......................................................................       2,064,000
     68,000     Southern New England Telecommunications Corp...................................................       2,456,500
     65,000     U.S. West, Inc.................................................................................       3,095,625
     66,000     Vodafone Group PLC, ADR........................................................................       2,697,750
                                                                                                                  -------------
                                                                                                                     20,216,375
                                                                                                                  -------------
                MISCELLANEOUS - 4.7%
    130,000     Corning, Inc...................................................................................       3,396,250
    120,000     Humana, Inc....................................................................................       2,535,000
     52,000     Minnesota Mining & Manufacturing Co............................................................       2,957,500
     54,000     PHH Corp.......................................................................................       2,362,500
                                                                                                                  -------------
                                                                                                                     11,251,250
                                                                                                                  -------------
                  TOTAL COMMON STOCK (identified cost $183,548,908)............................................     212,301,125
                                                                                                                  -------------
CONVERTIBLE PREFERRED STOCK - 2.7%
     48,000     Delta Air Lines, Inc., Series C, 7%............................................................       2,658,000
     40,000     Ford Motor Co., Series A, $4.20................................................................       3,760,000
                                                                                                                  -------------
                  TOTAL CONVERTIBLE PREFERRED STOCK (identified cost $6,257,682)...............................       6,418,000
                                                                                                                  -------------
MUTUAL FUND SHARES - 8.9%
 10,695,500     Dreyfus Cash Management........................................................................      10,695,500
 10,719,665     Fidelity Institutional Cash Money Market Fund..................................................      10,719,665
                                                                                                                  -------------
                   TOTAL MUTUAL FUND SHARES (identified cost $21,415,165)......................................      21,415,165
                                                                                                                   -------------
PRINCIPAL AMOUNT
----------------
REPURCHASE AGREEMENTS - 0.4%
$1,000,000      HSBC Securities, Inc., 5.82%, dated 10/31/1995, due 11/1/1995 (identified cost $1,000,000).....       1,000,000
                                                                                                                  -------------
                   TOTAL INVESTMENTS (identified cost $212,221,755)............................................   $ 241,134,290**
                                                                                                                  =============

Note: The categories of investments are shown as a percentage of net assets
      ($240,089,195) at October 31, 1995.
(a) Non-income producing securities
 ** The cost of investments for federal tax purposes amounts to $212,886,420.
    The net unrealized appreciation of investments on a federal tax basis amounts to $28,247,870, which is comprised of $33,949,006 appreciation and $5,701,136 depreciation at October 31, 1995.

The following abbreviation(s) are used throughout this portfolio:

  ADR  -  American Depository Receipts

                      See Notes to Financial Statements.

------------------------


                             SMALL CAPITALIZATION EQUITY FUND
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS
        FUNDS                OCTOBER 31, 1995
------------------------

                                                                                                                      VALUE
   SHARES                                                                                                            (NOTE 2)
-----------                                                                                                       -------------
COMMON STOCKS - 90.1%
                BASIC MATERIALS - 4.5%
     5,600      Calgon Carbon Corp.............................................................................   $      63,700
    15,000      Caraustar Industries, Inc......................................................................         281,250
    20,328      Chemi-Trol Chemical Co.........................................................................         233,772
    27,200      Dexter Corp....................................................................................         649,400
    20,000      Elcor Chemical Corp............................................................................         420,000
    20,500      Fuller HB Co...................................................................................         645,750
    21,512      Guardsman Products, Inc........................................................................         244,699
    41,700      Petrolite Corp.................................................................................         979,950
    43,900      Quaker Chemical................................................................................         702,400
    26,700   (a)Steel of West Virginia, Inc....................................................................         226,950
    49,500   (a)Sybron Chemicals Industries, Inc...............................................................         637,313
    28,090      Varlen Corp....................................................................................         751,408
    40,000      Westpoint Stevens, Inc., Class A...............................................................         845,000
                                                                                                                  -------------
                                                                                                                      6,681,592
                                                                                                                  -------------
                CAPITAL GOODS/CONSTRUCTION - 6.4%
    31,000      Analysis & Technology, Inc.....................................................................         496,000
    20,000   (a)Atchenson Casting Corp.........................................................................         317,500
    41,600   (a)Beazer Homes USA, Inc..........................................................................         728,000
    14,600   (a)Centex Construction Products, Inc..............................................................         184,325
    75,579   (a)D.R. Horton, Inc...............................................................................         840,816
    20,300      Duriron, Inc...................................................................................         543,025
    35,000   (a)Foster L.B. Co., Class A.......................................................................         144,375
    55,600      Instron Corp...................................................................................         674,150
    15,000      Osmonics, Inc..................................................................................         255,000
    47,000   (a)Redman Industries, Inc.........................................................................       1,222,000
    49,600      Toro Co........................................................................................       1,432,200
    62,600   (a)Triangle Pacific Corp..........................................................................         993,775
    17,000      Valmont Industries, Inc........................................................................         416,500
    26,900   (a)Varitronic Systems, Inc........................................................................         242,100
    37,500      Wolverine World Wide, Inc......................................................................       1,125,000
                                                                                                                  -------------
                                                                                                                      9,614,766
                                                                                                                  -------------
                CONSUMER CYCLICAL - 9.7%
    36,500      Anthony Industries, Inc........................................................................         679,813
    22,000      Arctco, Inc....................................................................................         247,500
    79,300      Cash America International, Inc................................................................         406,413
    22,100   (a)Coherent, Inc..................................................................................         624,325
    10,200   (a)Designs, Inc...................................................................................          70,284
    48,750   (a)Dimark, Inc....................................................................................         670,313
    58,600   (a)El Chico Restaurants, Inc......................................................................         578,675
    43,500      Falcon Products, Inc...........................................................................         609,000
    71,000   (a)Fieldcrest Cannon, Inc.........................................................................       1,366,750
    46,500      Gibson Greetings, Inc..........................................................................         645,188
    19,900   (a)Hi-Lo Automotive, Inc..........................................................................         116,913
    24,000      Houghton Mifflin Co............................................................................         984,000
    12,300   (a)Jones Apparel Group, Inc.......................................................................         421,275

                      See Notes to Financial Statements.

------------------------


                             SMALL CAPITALIZATION EQUITY FUND
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

                                                                                                                      VALUE
   SHARES                                                                                                            (NOTE 2)
-----------                                                                                                       -------------
                CONSUMER CYCLICAL (CONTINUED)
    18,333      LADD Furniture, Inc............................................................................   $     242,912
    48,000   (a)Monaco Coach Corp..............................................................................         438,000
    22,750      Morrison Restaurants, Inc......................................................................         355,469
    17,600   (a)Mothers Work, Inc..............................................................................         228,800
    22,000      PCA International, Inc.........................................................................         228,250
    37,900      Protection One, Inc............................................................................         298,463
    70,500   (a)R & B, Inc.....................................................................................         555,188
    80,000      Richfood Holdings, Inc.........................................................................       2,000,000
    61,800      Rival Co.......................................................................................       1,205,100
    83,500   (a)Ryans Family Steak Houses......................................................................         647,125
    61,000   (a)Spaghetti Warehouse, Inc.......................................................................         289,750
     8,800   (a)Value City Department Stores, Inc..............................................................          52,800
    89,900   (a)Worldtex, Inc..................................................................................         494,450
                                                                                                                  -------------
                                                                                                                     14,456,756
                                                                                                                  -------------
                CONSUMER STAPLES - 11.4%
     8,000      American Radio Systems Corp., Class A..........................................................         180,000
    15,000      Avalon Properties, Inc., REIT..................................................................         292,500
    69,800      Ballard Medical Products.......................................................................       1,204,050
    14,500      Bindley Western Industries, Inc................................................................         226,563
    47,900      Biocraft Labs, Inc.............................................................................         742,450
    41,500      Delta & Pine Land Co...........................................................................       1,608,125
    15,500   (a)Dorsey Trailers, Inc...........................................................................         104,625
    10,000      EchoStar Communications Corp., Class A.........................................................         145,000
    36,000   (a)Gish Biomedical, Inc...........................................................................         306,000
    24,800      Hannaford Brothers Co..........................................................................         647,900
    50,000      Innkeepers USA Trust, REIT.....................................................................         456,250
    33,333   (a)International Cabletel, Inc....................................................................         883,325
    40,000      Interstate Bakeries Corp.......................................................................         855,000
    85,000      Kinetic Concepts, Inc..........................................................................         945,625
    61,900   (a)Lifecore Biomedical, Inc.......................................................................         611,263
    31,800   (a)Lincare Holdings, Inc..........................................................................         791,025
    53,875      Minntech Corp..................................................................................       1,090,969
    58,000   (a)Noven Pharmaceuticals, Inc.....................................................................         594,500
    32,000   (a)OEC Medical Systems, Inc.......................................................................         296,000
    35,000   (a)OPTI, Inc......................................................................................         350,000
    41,100   (a)Paragon Trade Brands, Inc......................................................................         652,463
    87,500   (a)Pharmaceutical Marketing Services, Inc.........................................................       1,006,250
    40,000      Physician Corp. of America.....................................................................         615,000
    41,600   (a)ReadiCare, Inc.................................................................................         130,000
    23,500      Sanfilippo, John B & Son, Inc..................................................................         246,750
     5,500   (a)Spacelabs Medical, Inc.........................................................................         141,625
    23,900      TCA Cable TV, Inc..............................................................................         708,038
    37,900      Unifirst Corp..................................................................................         530,600
   122,100   (a)Unilab Corp....................................................................................         381,563
    20,000   (a)United American Healthcare Co..................................................................         220,000
                                                                                                                  -------------
                                                                                                                     16,963,459
                                                                                                                  -------------

                      See Notes to Financial Statements.

------------------------


                             SMALL CAPITALIZATION EQUITY FUND
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

                                                                                                                      VALUE
   SHARES                                                                                                            (NOTE 2)
-----------                                                                                                       -------------
                ENERGY - 8.0%
    75,000   (a)Alamco, Inc....................................................................................   $     600,000
    19,500      Barrett Resources Corp.........................................................................         453,375
    41,000   (a)Belden & Blake Corp............................................................................         595,141
    75,000   (a)Bellwether Exploration Co......................................................................         403,125
    44,200      Berry Petroleum Co., Class A...................................................................         453,050
    30,000      Cairn Energy USA, Inc..........................................................................         360,000
     2,500      Carbide/Graphite Group, Inc....................................................................          32,969
    21,300      Cascade Natural Gas Corp.......................................................................         316,838
    97,300      Coda Energy, Inc...............................................................................         729,750
    38,000      Cross Timbers Oil Co...........................................................................         551,000
    32,200      Devon Energy Corp..............................................................................         700,350
    31,500   (a)Dual Drilling Co...............................................................................         307,125
    29,500   (a)Gulfmark International, Inc....................................................................         678,500
    50,000      Newpark Resources, Inc.........................................................................         793,750
    40,800   (a)Oceaneering International, Inc.................................................................         387,600
    68,000      Parker & Parsley Petroleum Co..................................................................       1,258,000
    23,400      Pogo Producing Co..............................................................................         470,925
    20,400   (a)Seagull Energy Corp............................................................................         349,350
     7,975   (a)Tejas Gas Corp.................................................................................         373,828
    10,000      Tidelands Realty Trust.........................................................................          70,000
    40,000   (a)United Meridian Corp...........................................................................         675,000
    65,000      Vintage Petroleum, Inc.........................................................................       1,308,125
                                                                                                                  -------------
                                                                                                                     11,867,801
                                                                                                                  -------------
                FINANCIAL - 13.6%
    58,000      American Annuity Group, Inc....................................................................         623,500
    31,000      American Eagle Group, Inc......................................................................         360,375
    28,500      American Federal Bank - FSB....................................................................         420,375
    37,500   (a)Amvestors Financial Corp.......................................................................         421,875
    49,100      Bay Ridge Bancorp, Inc.........................................................................       1,049,513
    19,000      Benson Financial Corp..........................................................................         337,250
    22,500      BSB Bancorp, Inc...............................................................................         759,375
    24,500      CENFED Financial Corp..........................................................................         569,625
    20,100      Coast Savings Financial, Inc...................................................................         530,138
    29,700   (a)D & N Financial Corp. (Warrants)...............................................................         137,363
    87,000   (a)D & N Financial Corp...........................................................................       1,033,125
    15,000      Eaton Vance Corp...............................................................................         547,500
    39,800   (a)Home State Holdings, Inc.......................................................................         358,200
    21,680      Integon Corp...................................................................................         355,010
    12,200      Kansas City Life Insurance Co..................................................................         622,200
    45,200   (a)KBK Capital Corp...............................................................................         271,200
    35,600      Life Partners Group, Inc.......................................................................         645,250
    24,300      Mountain Parks Financial Corp..................................................................         564,975
    16,072   (a)National Auto Credit, Inc......................................................................         261,170
    30,795      North Side Savings Bank of the Bronx...........................................................         900,754

                      See Notes to Financial Statements.

------------------------


                             SMALL CAPITALIZATION EQUITY FUND
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

                                                                                                                      VALUE
   SHARES                                                                                                            (NOTE 2)
-----------                                                                                                       -------------
                FINANCIAL (CONTINUED)
    12,500      Oriental Bank & Trust..........................................................................   $     184,375
    74,400   (a)Payco American Corp............................................................................         632,400
    22,700      Penncorp Financial Group, Inc..................................................................         541,963
    41,500      Poe & Brown, Inc...............................................................................       1,011,563
    18,304      Portsmouth BankShares, Inc.....................................................................         274,560
    40,000      Security Connecticut Corp......................................................................       1,040,000
    66,700      SEI Corp.......................................................................................       1,417,375
    40,000      Selective Insurance Group, Inc.................................................................       1,490,000
    36,750      Southwest Securities Group, Inc................................................................         358,313
    18,700      UMB Financial Corp.............................................................................         799,425
    38,500      USBancorp, Inc.................................................................................       1,241,625
    18,200      Victoria Bankshares, Inc.......................................................................         523,250
                                                                                                                  -------------
                                                                                                                     20,283,622
                                                                                                                  -------------
                HEALTHCARE - 2.6%
    15,000      Allied Healthcare Products, Inc................................................................         285,000
     7,000      Alpharma, Inc., Class A........................................................................         168,000
    40,000      Amylin Pharmaceuticals, Inc....................................................................         295,000
    10,000      Community Psychiatric Centers..................................................................         108,750
    62,250      ICN Pharmaceuticals, Inc.......................................................................       1,276,107
    10,000      Immulogic Pharmaceutical Corp..................................................................         117,500
    21,000      Respironics, Inc...............................................................................         456,750
    20,000      Staar Surgical Co..............................................................................         212,500
     5,000      Total Renal Care Holdings, Inc.................................................................          77,500
    41,000      Ventritex, Inc.................................................................................         804,625
                                                                                                                  -------------
                                                                                                                      3,801,732
                                                                                                                  -------------
                MISCELLANEOUS - 9.3%
    82,450      ADVO, Inc......................................................................................       2,102,475
    13,000      American Classic Voyages Corp..................................................................         156,000
    40,000      Business Resource Group........................................................................         190,000
    19,000      Career Horizons, Inc...........................................................................         508,250
    28,900   (a)DIMAC Corp.....................................................................................         755,013
    20,000      Gilbert Associates, Inc., Class A..............................................................         280,938
    11,000   (a)Harding Associates, Inc........................................................................          75,625
    51,500   (a)Layne, Inc.....................................................................................         463,500
    40,000      NHP, Inc.......................................................................................         570,000
    52,000      Northland Cranberries, Inc.....................................................................         897,000
    12,500      Pet Practice, Inc..............................................................................         156,250
    30,200      Pride Petroleum Services, Inc..................................................................         264,250
    20,000      Prime Hospitality Corp.........................................................................         197,500
     8,300   (a)Pronet, Inc....................................................................................         211,650
    53,500   (a)Res Care, Inc..................................................................................         882,750
    40,000      Rexel, Inc.....................................................................................         460,000
    11,000   (a)Rural/Metro Corp...............................................................................         264,000
    47,000      Rykoff-Sexton, Inc.............................................................................       1,057,500

                      See Notes to Financial Statements.

------------------------


                             SMALL CAPITALIZATION EQUITY FUND
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

                                                                                                                      VALUE
   SHARES                                                                                                            (NOTE 2)
-----------                                                                                                       -------------
                MISCELLANEOUS (CONTINUED)
    11,500      Seda Specialty Packaging Corp..................................................................   $     127,938
    20,000      SOS Staffing Services, Inc.....................................................................         160,000
    67,500   (a)Sterile Concepts Holdings, Inc.................................................................         953,438
    44,500   (a)Thomas Group, Inc..............................................................................         556,250
   106,050      Unitog Co......................................................................................       2,492,175
                                                                                                                  -------------
                                                                                                                     13,782,502
                                                                                                                  -------------
                TECHNOLOGY - 23.2%
    42,300      Aviall, Inc....................................................................................         354,263
    28,200   (a)American Management Systems, Inc...............................................................         814,275
    56,200      Analogic Corp..................................................................................       1,053,750
    38,600      Andros, Inc....................................................................................         665,850
    42,000   (a)BancTec, Inc...................................................................................         787,500
    10,000      BDM International, Inc.........................................................................         250,000
    20,000   (a)Benchmark Electronics, Inc.....................................................................         515,000
    32,600      BGS Systems, Inc...............................................................................       1,246,950
    34,000   (a)Bisys Group, Inc...............................................................................         952,000
    79,050   (a)Boole & Babbage, Inc...........................................................................       2,826,038
    24,500      Burr-Brown Corp................................................................................         796,250
    35,000   (a)CEM Corp.......................................................................................         459,375
    38,200   (a)Cognos, Inc....................................................................................       1,217,625
    55,200   (a)Comptek Research, Inc..........................................................................         869,400
   117,000      Computer Task Group, Inc.......................................................................       2,018,250
    52,000   (a)Comshare, Inc..................................................................................       1,495,000
    27,100   (a)Continuum, Inc.................................................................................       1,067,063
    26,000      Data General Corp..............................................................................         299,000
     5,000      Dawson Geophysical Co..........................................................................          50,000
    18,360   (a)Detection Systems, Inc.........................................................................         121,635
    14,500   (a)Evans & Sutherland Computer Co.................................................................         304,500
    15,000      Exabyte Corp...................................................................................         194,063
    30,000      Flextronics International......................................................................         697,500
    30,500   (a)Gelman Sciences, Inc...........................................................................         651,938
    75,000   (a)Giga Tronics, Inc..............................................................................         600,000
   100,500      Hogan Systems, Inc.............................................................................         891,938
    50,500   (a)Information Resources, Inc.....................................................................         549,188
    30,000      Intercargo Corp................................................................................         360,000
    22,700   (a)Interphase Corp................................................................................         261,050
    15,700   (a)Intersolv, Inc.................................................................................         247,275
    37,700   (a)K-Tron International, Inc......................................................................         263,900
    26,500      Keithley Instruments, Inc......................................................................         761,875
    18,800   (a)Kent Electronics Corp..........................................................................         916,500
    57,600      Mac-Neal Schwendler Corp.......................................................................         878,400
    39,800   (a)MDL Information Systems, Inc...................................................................         751,225
    10,000      Micrion Corp...................................................................................         127,500
    38,500      Nashua Corp....................................................................................         486,063
    24,000      National Computer Systems, Inc.................................................................         456,000
    16,200      National Data Corp.............................................................................         429,300
    42,000   (a)Phoenix Technology Ltd.........................................................................         488,250

                      See Notes to Financial Statements.

------------------------


                             SMALL CAPITALIZATION EQUITY FUND
     THE SHAWMUT             PORTFOLIO OF INVESTMENTS (CONTINUED)
        FUNDS                OCTOBER 31, 1995
------------------------

                                                                                                                      VALUE
   SHARES                                                                                                            (NOTE 2)
-----------                                                                                                       -------------
                TECHNOLOGY (CONTINUED)
    32,600   (a)Softech, Inc...................................................................................   $     136,513
    15,000      SPSS, Inc......................................................................................         253,125
    56,201   (a)Sterling Software, Inc.........................................................................       2,592,271
    25,185      Storage Technology Corp........................................................................         620,181
    14,700   (a)Symix Systems, Inc.............................................................................         154,350
    66,600   (a)Unitrode Corp..................................................................................       1,789,875
    23,600   (a)Verifone Inc...................................................................................         637,200
    24,000      VMark Software, Inc............................................................................         165,000
                                                                                                                  -------------
                                                                                                                     34,524,204
                                                                                                                  -------------
                TRANSPORTATION - 0.7%
    20,000      Arnold Industries, Inc.........................................................................         325,000
    19,300   (a)Builders Transportation, Inc...................................................................         173,700
    28,875   (a)Cannon Express, Inc., Class A..................................................................         339,281
    16,875   (a)Cannon Express, Inc., Class B..................................................................         130,781
     4,000      Midwest Express Holdings, Inc..................................................................         100,500
                                                                                                                  -------------
                                                                                                                      1,069,262
                                                                                                                  -------------
                UTILITIES - 0.7%
    15,000      ACC Corp.......................................................................................         281,250
    20,000      Middlesex Water Co.............................................................................         340,000
    30,800      Southwest Gas Corp.............................................................................         465,850
                                                                                                                  -------------
                                                                                                                      1,087,100
                                                                                                                  -------------
                TOTAL COMMON STOCKS (identified cost $114,724,606).............................................     134,132,796
                                                                                                                  -------------
CORPORATE BOND - 0.3%
  $369,900      Mac-Neal Schwendler Corp.,
                7.875%, Sub. Deb. Conv., 8/18/2004
                (identified cost $369,900).....................................................................         417,987
                                                                                                                  -------------
MUTUAL FUND SHARES - 9.2%
 6,955,511      Dreyfus Cash Management Trust..................................................................       6,955,511
 6,724,909      Fidelity Institutional Cash Money Market Fund..................................................       6,724,909
                                                                                                                  -------------
                  TOTAL MUTUAL FUND SHARES (identified cost $13,680,420).......................................      13,680,420
                                                                                                                  -------------
                  TOTAL INVESTMENTS (identified cost, $128,774,926)............................................   $ 148,231,203**
                                                                                                                  =============

Note: The categories of investments are shown as a percentage of net assets
      ($148,910,020) at October 31, 1995
(a) Non-income producing
 ** The cost of investments for federal tax purposes amounts to $128,774,926.
    The net unrealized appreciation amounts to $19,456,277, which is comprised of $30,284,002 appreciation and $10,827,725 depreciation at October 31, 1995.

The following abbreviation is used in this portfolio:

    REIT - Real Estate Investment Trust

                      See Notes to Financial Statements.

------------------------



     THE SHAWMUT             STATEMENTS OF ASSETS AND LIABILITIES
        FUNDS                OCTOBER 31, 1995
------------------------

                                                             Connecticut     Massachusetts                             Small
                                                              Municipal        Municipal      Growth and Income    Capitalization
                                                            Money Market      Money Market         Equity              Equity
                                                                Fund             Fund*              Fund                Fund
                                                            ------------     -------------    -----------------    --------------
Assets:
Investments in securities, at value..................       $102,232,511      $40,319,810        $241,134,290       $148,231,203
Income receivable....................................            911,208          248,141             439,971             95,947
Receivable for investments sold......................            626,966             ----           2,836,579            958,265
Receivable for shares sold...........................               ----             ----             432,817            193,457
Deferred expenses....................................              1,992              801              28,970             21,992
                                                            ------------      -----------        ------------       ------------
   Total assets......................................        103,772,677       40,568,752         244,872,627        149,500,864
                                                            ------------      -----------        ------------       ------------
Liabilities:
Payable for investments purchased....................          1,000,320          165,163           4,049,801            416,890
Payable for shares redeemed..........................              1,300            7,800             431,793             51,295
Income distribution payable..........................             78,644           45,963                ----               ----
Payable to Bank......................................               ----             ----             230,062             61,877
Accrued expenses.....................................             56,252           23,680              71,776             60,782
                                                            ------------      -----------        ------------       ------------
   Total liabilities.................................          1,136,516          242,606           4,783,432            590,844
                                                            ------------      -----------        ------------       ------------
Net Assets Consists of:
Paid in capital......................................        102,636,161       40,326,146         199,893,725        118,902,166
Net unrealized appreciation
   (depreciation) of investments.....................               ----             ----          28,912,535         19,456,277
Accumulated net realized gain
   (loss) on investments.............................               ----             ----          10,900,461         10,570,008
Undistributed (Distributions in excess of)
   net investment income.............................               ----             ----             382,474            (18,431)
                                                            ------------      -----------        ------------       ------------
      Total Net Assets...............................       $102,636,161      $40,326,146        $240,089,195       $148,910,020
                                                            ------------      -----------        ------------       ------------
Net Assets:
   Trust Shares......................................       $ 31,164,389              N/A        $189,011,072       $121,364,023
   Investment Shares.................................       $ 71,471,772      $40,326,146        $ 51,078,123       $ 27,545,997
                                                            ------------      -----------        ------------       ------------
Net Asset Value and Redemption Proceeds Per Share:
   Trust Shares......................................       $       1.00              N/A        $      12.35       $      12.71
   Investment Shares.................................       $       1.00            $1.00        $      12.35       $      12.68
Offering Price Per Share**:
   Trust Shares......................................       $       1.00              N/A        $      12.35       $      12.71
   Investment Shares.................................       $       1.00            $1.00        $      12.86       $      13.21
Shares Outstanding:
   Trust Shares......................................         31,164,389              N/A          15,299,855          9,545,199
   Investment Shares.................................         71,471,772       40,326,146           4,136,925          2,173,105
                                                            ------------      -----------        ------------       ------------
Total Shares Outstanding:............................        102,636,161       40,326,146          19,436,780         11,718,304
                                                            ============      ===========        ============       ============
Investments, at identified cost......................       $102,232,511      $40,319,810        $212,221,755       $128,774,926
                                                            ============      ===========        ============       ============

 * This Fund is not sold with separate class designations. However, this Fund has both trust and retail shareholders.

** See 'What Shares Cost' in the Prospectus.

                      See Notes to Financial Statements.

------------------------



     THE SHAWMUT             STATEMENTS OF OPERATIONS
        FUNDS                FOR THE YEAR ENDED OCTOBER 31, 1995
------------------------

                                                             Connecticut     Massachusetts                             Small
                                                              Municipal        Municipal      Growth and Income    Capitalization
                                                            Money Market      Money Market         Equity              Equity
                                                                Fund             Fund               Fund                Fund
                                                            ------------     -------------    -----------------    --------------
Investment Income:
   Interest income.....................................      $4,027,508       $1,256,466         $ 1,085,427        $   469,071
   Dividend income.....................................            ----            -----           6,121,035          1,057,112
                                                             ----------       ----------         -----------        -----------
      Total income.....................................       4,027,508        1,256,466           7,206,462          1,526,183
                                                             ----------       ----------         -----------        -----------
Expenses:
   Investment advisory fee.............................         544,556          168,602           2,067,505          1,304,952
   Directors'/Trustees' fees...........................           2,449            1,350               2,872              2,372
   Administrative personnel
      and services fee.................................         109,347           50,000             207,280            131,149
   Custodian fees......................................          21,791           12,000              41,361             26,112
   Portfolio accounting fees...........................          49,258           39,823              72,325             83,853
   Transfer and dividend disbursing
      agent fees and expenses..........................          63,466           37,012             121,118            118,155
   Share registration costs............................          17,447            8,244              52,083             44,883
   Auditing fees.......................................          19,656           16,547              17,349             17,177
   Legal fees..........................................           2,108            2,958               6,942              1,615
   Printing and postage................................          14,022           10,928              12,457             12,871
   Insurance premiums..................................           2,861            3,702               4,098             11,975
   Distribution services fee...........................         377,953             ----             166,932            111,535
   Miscellaneous.......................................           6,190            6,534              21,031             16,453
                                                             ----------       ----------         -----------        -----------
      Total expenses...................................       1,231,104          357,700           2,793,353          1,883,102
                                                             ----------       ----------         -----------        -----------
   Deduct:
      Waiver of investment advisory fee................         177,977          108,318             365,382            304,915
      Waiver of custodian fees.........................          21,791           12,000              41,361             26,112
      Reimbursement of other operating expenses
         by the Adviser................................          35,932           46,320                ----               ----
      Waiver of distribution services fee..............         188,976             ----              83,466             55,768
                                                             ----------       ----------         -----------        -----------
         Net expenses..................................         806,428          191,062           2,303,144          1,496,307
                                                             ----------       ----------         -----------        -----------
Net investment income..................................       3,221,080        1,065,404           4,903,318             29,876
                                                             ----------       ----------         -----------        -----------

Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on investments................            ----            -----          11,589,259         10,568,906
Net change in unrealized appreciation
   (depreciation) of investments.......................            ----            -----          19,333,241         15,032,081
                                                             ----------       ----------         -----------        -----------
Net realized and unrealized gain
   (loss) on investments...............................            ----            -----          30,922,500         25,600,987
                                                             ----------       ----------         -----------        -----------
Change in net assets resulting
   from operations.....................................      $3,221,080       $1,065,404         $35,825,818        $25,630,863
                                                             ==========       ==========         ===========        ===========

                      See Notes to Financial Statements.

------------------------



     THE SHAWMUT
        FUNDS                STATEMENTS OF CHANGES IN NET ASSETS
------------------------

                                                                    Connecticut Municipal            Massachusetts Municipal
                                                                      Money Market Fund                Money Market Fund*
                                                                ------------------------------    ------------------------------
                                                                    Years ended October 31,           Years ended October 31,
                                                                ------------------------------    ------------------------------
                                                                     1995             1994             1995             1994
                                                                -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income....................................    $   3,221,080    $   1,261,128    $  1,065,404     $    538,459
   Net realized gain (loss) on investments..................           ------           ------           -----             ----
   Net change in unrealized appreciation
      (depreciation) of investments.........................           ------           ------           -----             ----
                                                                -------------    -------------    ------------     ------------
   Net change in assets resulting from operations...........        3,221,080        1,261,128       1,065,404          538,459
                                                                -------------    -------------    ------------     ------------
Distributions to Shareholders:
   Net investment income:
        Trust Shares........................................       (1,044,630)        (392,561)          -----            -----
        Investment Shares...................................       (2,176,450)        (868,567)     (1,065,404)        (538,459)
   Net realized gain on investments:
        Trust Shares........................................           ------           ------           -----            -----
        Investment Shares...................................           ------           ------           -----            -----
                                                                -------------    -------------    ------------     ------------
         Change in net assets from
            distributions to shareholders...................       (3,221,080)      (1,261,128)     (1,065,404)        (538,459)
                                                                -------------    -------------    ------------     ------------
Share Transactions:
   Proceeds from sale of shares.............................      155,501,462      214,871,629      81,833,286       74,726,599
   Net asset value of shares issued to
      shareholders in payment of distributions declared.....        2,171,244          846,013         562,598          282,954
   Cost of shares redeemed..................................     (170,053,349)    (107,282,901)    (73,586,166)     (44,730,008)
                                                                -------------    -------------    ------------     ------------
      Change in net assets resulting from
         share transactions.................................      (12,380,643)     108,434,741       8,809,718       30,279,545
                                                                -------------    -------------    ------------     ------------
            Change in net assets............................      (12,380,643)     108,434,741       8,809,718       30,279,545
                                                                -------------    -------------    ------------     ------------
Net Assets:
   Beginning of period......................................      115,016,804        6,582,063      31,516,428        1,236,883
                                                                -------------    -------------    ------------     ------------
   End of period............................................    $ 102,636,161    $ 115,016,804    $ 40,326,146     $ 31,516,428
                                                                =============    =============    ============     ============
   Undistributed net investment
      income included in net assets at end of period........    $        ----    $        ----    $      ----      $      ----
                                                                =============    =============    ============     ============

--------------------------------------------------------------------------------
*This Fund is not sold with separate class designation. However, this Fund has both trust and retail shareholders.

                      See Notes to Financial Statements.

------------------------



     THE SHAWMUT
        FUNDS                STATEMENTS OF CHANGES IN NET ASSETS
------------------------

                                                                      Growth and Income                Small Capitalization
                                                                         Equity Fund                       Equity Fund
                                                                ------------------------------    ------------------------------
                                                                    Years ended October 31,           Years ended October 31,
                                                                ------------------------------    ------------------------------
                                                                     1995             1994             1995             1994
                                                                -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets
Operations:
   Net investment income (loss).............................    $  4,903,318     $  3,917,543     $     29,876     $    128,718
   Net realized gain (loss) on investment...................      11,589,259        7,261,816       10,568,906        6,221,566
   Net change in unrealized appreciation
     (depreciation) of investments..........................      19,333,241        4,439,073       15,032,081       (4,130,546)
                                                                ------------     ------------     ------------     ------------
     Net change in assets resulting from operations.........      35,825,818       15,618,432       25,630,863        2,219,738
                                                                ------------     ------------     ------------     ------------
Distributions to Shareholders:
   Net investment income:
        Trust Shares........................................      (4,129,453)      (3,281,259)         (65,165)        (119,464)
        Investment Shares...................................        (699,536)        (357,326)           -----              (33)
    Net realized gain on investments:
        Trust Shares........................................      (6,867,309)      (3,938,454)      (5,187,651)      (2,899,114)
        Investment Shares...................................      (1,009,651)        (459,878)      (1,030,219)        (466,043)
                                                                ------------     ------------     ------------     ------------
         Change in net assets from
            distributions to shareholders...................     (12,705,949)      (8,036,917)      (6,283,035)      (3,484,654)
                                                                ------------     ------------     ------------     ------------
Share Transactions:
   Proceeds from sales of shares*...........................      73,256,800       45,022,703       23,740,101       22,848,417
   Net assets value of shares issued to
      shareholders in payment of distributions declared.....       8,554,344        4,732,196        6,212,938        3,361,444
   Cost of shares redeemed..................................     (43,912,950)     (41,634,892)     (22,059,665)     (18,672,111)
                                                                ------------     ------------     ------------     ------------
      Change in net assets resulting from
         share transactions.................................      37,898,194        8,120,007        7,893,374        7,537,750
                                                                ------------     ------------     ------------     ------------
            Change in net assets............................      61,018,063       15,701,522       27,241,202        6,272,834
                                                                ------------     ------------     ------------     ------------
Net Assets:
   Beginning of period......................................     179,071,132      163,369,610      121,668,818      115,395,984
                                                                ------------     ------------     ------------     ------------
   End of period............................................    $240,089,195     $179,071,132     $148,910,020     $121,668,818
                                                                ============     ============     ============     ============
Undistributed (distributions in excess of) net investment
   income included in net assets at end of period...........    $    382,474     $    304,092     $    (18,431)    $     13,090
                                                                ============     ============     ============     ============

--------------------------------------------------------------------------------
* Includes 337,796 shares (valued at $4,095,890) issued in connection with the acquisition of Shawmut Quantitative Equity Fund by Shawmut Growth & Income Equity Fund.

                      See Notes to Financial Statements.

------------------------


                             CONNECTICUT MUNICIPAL MONEY MARKET FUND
     THE SHAWMUT             FINANCIAL HIGHLIGHTS
        FUNDS                FOR A SHARE OUTSTANDING THROUGH EACH PERIOD.
------------------------

                                                                                   Years ended October 31,
                                                              ----------------------------------------------------------------
                                                                         1995                     1994 (2)           1993 (1)
                                                              -----------------------    -----------------------    ----------
                                                              Investment      Trust      Investment      Trust      Investment
                                                              ----------    ---------    ----------    ---------    ----------
Net Asset Value, beginning of period.....................      $  1.00      $  1.00       $  1.00      $   1.00      $  1.00
                                                               -------      -------       -------      --------      -------
Income from Investment Operations
   Net investment income (A).............................         0.03         0.03          0.02          0.02           --
   Net realized gain (loss) on investments...............           --           --            --            --           --
                                                               -------      -------       -------      --------      -------
            Total from Investment Operations: (A)........         0.03         0.03          0.02          0.02           --
                                                               -------      -------       -------      --------      -------
Less Dividends:
   Dividends from
      net investment income (A)..........................        (0.03)       (0.03)        (0.02)        (0.02)          --
   Dividends from
      net realized capital gains.........................           --           --            --            --           --
                                                               -------      -------       -------      --------      -------
            Total Dividends: (A).........................        (0.03)       (0.03)        (0.02)        (0.02)          --
                                                               -------      -------       -------      --------      -------
Net increase (decrease) net asset value..................           --           --            --            --           --
                                                               -------      -------       -------      --------      -------
Net Asset Value, end of period...........................      $  1.00      $  1.00       $  1.00      $   1.00      $  1.00
                                                               =======      =======       =======      ========      =======
Total Return (B).........................................         2.94%        3.19%         1.83%         2.08%**      0.14%**
Ratios/Supplemental Data:
Net Assets, End of Period (000's)........................      $71,472      $31,164       $80,663      $ 34,354      $ 6,582
Ratios to average net assets:
   Net investment income
      including reimbursement/waiver.....................         2.88%        3.14%         1.99%         2.24%*       2.12%*
   Operating expenses
      including reimbursement/waiver.....................         0.82%        0.57%         0.78%         0.53%*       0.36%*
   Operating expenses
      excluding reimbursement/waiver.....................         1.29%        0.79%         1.50%         1.00%*       5.82%*

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on October 4, 1993.
(2)  The Fund began offering Trust Shares on December 16, 1993.
(A)  Represents less than $0.01 per Investment Share for year 1993.
(B)  Calculation does not include sales charge for the Investment Shares.

                      See Notes to Financial Statements.

------------------------


                             MASSACHUSSETS MUNICIPAL MONEY MARKET FUND
     THE SHAWMUT             FINANCIAL HIGHLIGHTS
        FUNDS                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------

                                                                          Years ended October 31,
                                                                   ---------------------------------------
                                                                    1995            1994          1993 (1)
                                                                   -------         -------       ---------
Net Asset Value, beginning of period......................         $  1.00         $  1.00        $  1.00
                                                                   -------         -------        -------
Income from Investment Operations
   Net investment income (A)..............................            0.03            0.02             --
   Net realized gain (loss) on investments................              --              --             --
                                                                   -------         -------        -------
         Total from Investment Operations: (A)............            0.03            0.02             --
                                                                   -------         -------        -------
Less Dividends:
   Dividends from net investment income (A)...............           (0.03)          (0.02)            --
   Dividends from net realized capital gains..............              --              --             --
                                                                   -------         -------        -------
         Total Dividends: (A).............................           (0.03)          (0.02)            --
                                                                   -------         -------        -------
Net increase (decrease) net asset value...................              --              --             --
                                                                   -------         -------        -------
Net Asset Value, end of period............................         $  1.00         $  1.00        $  1.00
                                                                   =======         =======        =======

Total Return..............................................            3.21%           1.99%          0.12%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........................         $40,326         $31,516        $ 1,237
Ratios to average net assets:
   Net investment income
      including reimbursement/waiver......................            3.16%           2.00%          2.75%*
   Operating expenses including
    reimbursement/waiver..................................            0.57%           0.53%          0.11%*
   Operating expenses excluding
    reimbursement/waiver..................................            1.06%           1.21%         35.42%*

--------------------------------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The fund commenced operations on October 5, 1993.
(A) Represents less than $0.01 per share for year 1993.

Note: Massachusetts Municipal Money Market Fund sells its shares without class designation.

                      See Notes to Financial Statements.

------------------------


                             GROWTH AND INCOME EQUITY FUNDS
     THE SHAWMUT             FINANCIAL HIGHLIGHTS
        FUNDS                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------

                                                                           Years ended October 31,
                                                 ----------------------------------------------------------------------------
                                                           1995                       1994                 1993 (1)(2)
                                                 ----------------------     ----------------------     ----------------------
                                                 Investment     Trust       Investment     Trust       Investment     Trust
                                                 ----------   ---------     ----------   ---------     ----------   ---------
Net Asset Value, beginning of period...........   $ 11.15     $  11.15       $ 10.69     $  10.69      $  10.23     $  10.00
                                                  -------     --------       -------     --------      --------     --------
Income from Investment Operations
  Net investment income (A)....................      0.24         0.28          0.22         0.25          0.15         0.18
  Net realized gain (loss) on investments......      1.70         1.69          0.72         0.72          0.48         0.69
                                                  -------     --------       -------     --------      --------     --------
     Total from Investment Operations:.........      1.94         1.97          0.94         0.97          0.63         0.87
                                                  -------     --------       -------     --------      --------     --------
Less Dividends:
  Dividends from
     net investment income.....................     (0.25)       (0.28)        (0.20)       (0.23)        (0.17)       (0.18)
  Dividends from
     net realized capital gains................     (0.49)       (0.49)        (0.28)       (0.28)           --           --
                                                  -------     --------       -------     --------      --------     --------
        Total Dividends:.......................     (0.74)       (0.77)        (0.48)       (0.51)        (0.17)       (0.18)
                                                  -------     --------       -------     --------      --------     --------
Net increase (decrease) net asset value........      1.20         1.20          0.46         0.46          0.46         0.69
                                                  -------     --------       -------     --------      --------     --------
Net Asset Value, end of period.................   $ 12.35     $  12.35       $ 11.15     $  11.15      $  10.69     $  10.69
                                                  =======     ========       =======     ========      ========     ========
Total Return (B)...............................     18.52%       18.80%         9.12%        9.45%         6.20%**      8.80%**
Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............   $51,078     $189,011       $22,244     $156,827      $ 16,280     $147,090
Ratios to average net assets:
  Net investment income
     including reimbursement/waiver............      2.10%        2.42%         2.06%        2.31%         1.77%*       2.11%*
  Operating expenses
     including reimbursement/waiver............      1.32%        1.07%         1.29%        1.04%         1.25%*       0.98%*
  Operating expenses
     excluding reimbursement/waiver............      1.77%        1.27%         1.74%        1.24%         1.78%*       1.25%*
Portfolio Turnover.............................        51%          51%           73%          73%           38%**        38%**

--------------------------------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 14, 1992.
(2) The Fund began offering Investment Shares on February 12, 1993.
(A) Net investment income per share does not reflect tax reclassifications arising in the current period.
(B) Calculation does not include sales charge for the Investment Shares.

                      See Notes to Financial Statements.

------------------------


                             SMALL CAPITALIZATION EQUITY FUND
     THE SHAWMUT             FINANCIAL HIGHLIGHTS
        FUNDS                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------

                                                                           Years ended October 31,
                                                 ----------------------------------------------------------------------------
                                                           1995                       1994                 1993 (1)(2)
                                                 ----------------------     ----------------------     ----------------------
                                                 Investment     Trust       Investment     Trust       Investment     Trust
                                                 ----------   ---------     ----------   ---------     ----------   ---------
Net Asset Value, beginning of period...........   $ 11.06     $  11.07      $ 11.21      $  11.21      $  10.52     $  10.00
                                                  -------     --------      -------      --------      --------     --------
Income from Investment Operations
  Net investment income (A & C)................     (0.02)        0.01        (0.01)         0.02         (0.01)          --
  Net realized gain (loss) on investments......      2.21         2.21         0.18          0.17          0.70         1.21
                                                  -------     --------      -------      --------      --------     --------
     Total from Investment Operations:.........      2.19         2.22         0.17          0.19          0.69         1.21
                                                  -------     --------      -------      --------      --------     --------
Less Dividends:
  Dividends from
     net investment income (A).................        --        (0.01)          --         (0.01)           --           --
  Dividends from
     net realized capital gains................     (0.57)       (0.57)       (0.32)        (0.32)           --           --
                                                  -------     --------      -------      --------      --------     --------
        Total Dividends: (A)...................     (0.57)       (0.58)       (0.32)        (0.33)           --           --
                                                  -------     --------      -------      --------      --------     --------
Net increase (decrease) net asset value........      1.62         1.64        (0.15)        (0.14)         0.69         1.21
                                                  -------     --------      -------      --------      --------     --------
Net Asset Value, end of period.................   $ 12.68     $  12.71      $ 11.06      $  11.07      $  11.21     $  11.21
                                                  =======     ========      =======      ========      ========     ========

Total Return (B)...............................     21.27%       21.52%        1.64%         1.86%         6.56%**     12.12%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............   $27,546     $121,364      $19,764      $101,905      $ 15,014     $100,382
Ratios to average net assets:
  Net investment income
     including reimbursement/waiver............     (0.19)%       0.07%       (0.10)%        0.15%        (0.19)%*      0.02%*
  Operating expenses
     including reimbursement/waiver............      1.35%        1.10%        1.31%         1.06%         1.33% *      1.01%*
  Operating expenses
     excluding reimbursement/waiver............      1.85%        1.35%        1.84%         1.34%         1.87%*       1.29%*
Portfolio Turnover Rate........................        32%          32%          29%           29%           29%**        29%**

--------------------------------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 14, 1992.
(2) The Fund began offering Investment Shares on February 12, 1993.
(A) Represents less than $0.01 per Trust Share for year 1993.
(B) Calculation does not include sales charge for the Investment Shares.
(C) Net investment income per share does not reflect tax reclassifications arising in the current period.

                      See Notes to Financial Statements.

------------------------



     THE SHAWMUT
        FUNDS                NOTES TO FINANCIAL STATEMENTS
------------------------

(1) Organization

The Shawmut Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven diversified and four non-diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") at October 31, 1995, including:

Shawmut Connecticut Municipal Money Market Fund
  ("Connecticut Municipal Money Market Fund")*
Shawmut Massachusetts Municipal Money Market
  Fund ("Massachusetts Municipal Money Market Fund")*
Shawmut Growth and Income Equity Fund
  ("Growth and Income Equity Fund")
Shawmut Small Capitalization Equity Fund
  ("Small Capitalization Equity Fund")
------------------------------------------------------------
*non-diversified portfolio

The financial statements of the remaining portfolios are presented in a separate report.

All portfolios, except Massachusetts Municipal Money Market Fund, provide two classes of shares: Investment Shares and Trust Shares. Shares of Massachusetts Municipal Money Market Fund are offered without class designation. The assets of each Fund are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations: Listed equity securities, corporate bonds, (other fixed income and asset backed securities) are valued at the last sale price reported on national securities exchanges. Unlisted securities are generally valued using dealer supplied valuations. U.S. Government securities are generally valued at the bid prices furnished by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other regulated investment companies are valued at net asset value. The money market funds' use of the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements: It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

------------------------



     THE SHAWMUT
        FUNDS                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------

Investment Income, Expenses and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends of Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund are declared daily and paid monthly. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as earned.

In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of a Fund are allocated to the separate class based upon the relative net assets of each class. Operating expenses directly attributable to a class of shares of a Fund are charged to the operations of that class.

Federal Taxes: It is the Funds' policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Deferred Expenses: The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement date.

Reclassification of Capital Accounts: During the fiscal year ended October 31, 1995, permanent book and tax differences, which resulted from non-deductible organizational expenses, have been reclassified from undistributed net investment income to paid-in capital in accordance with SOP 93-2. Undistributed net investment income has been adjusted to reflect the tax nature of distributions. Net investment income, net realized gain (loss) on investments and net assets were not affected by these changes. These reclassifications have been made in accordance with SOP 93-2 as follows:

                                             Organizational
                                                Expenses
                                             --------------
Growth
  and Income
  Equity Fund...........................        $ 4,053
Small
  Capitalization
  Equity Fund...........................          3,768

Other: Investment transactions are accounted for on the trade date.

------------------------



     THE SHAWMUT
        FUNDS                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

                                                             Connecticut Municipal                   Massachusetts Municipal
                                                               Money Market Fund                       Money Market Fund
                                                     -------------------------------------    ------------------------------------
                                                        Year ended           Year ended          Year ended          Year ended
                                                     October 31, 1995     October 31, 1994    October 31, 1995    October 31, 1994
                                                     ----------------     ----------------    ----------------    ----------------
Trust Shares ($1.00 per share)
Shares sold.......................................        64,377,465          73,243,617               -----               -----
Shares issued to shareholders in
    payment of distributions declared.............             -----                  18               -----               -----
Shares redeemed...................................       (67,567,082)        (38,889,769)              -----               -----
                                                       -------------        ------------        ------------        ------------
                                                          (3,189,617)         34,353,866               -----               -----
                                                       -------------        ------------        ------------        ------------
Investment Shares ($1.00 per share)
Shares sold.......................................        91,123,997         141,628,012          81,833,286          74,726,599
Shares issued to shareholders in
    payment of distributions declared.............         2,171,244             845,995             562,598             282,954
Shares redeemed...................................      (102,486,267)        (68,393,132)        (73,586,166)        (44,730,008)
                                                       -------------        ------------        ------------        ------------
                                                          (9,191,026)         74,080,875           8,809,718          30,279,545
                                                       -------------        ------------        ------------        ------------
Net change resulting from
   share transactions.............................       (12,380,643)        108,434,741           8,809,718          30,279,545
                                                       =============        ============        ============        ============

For the Year ended October 31, 1995:

                                                               Growth and Income                     Small Capitalization
                                                                  Equity Fund                            Equity Fund
                                                     -------------------------------------    ------------------------------------
                                                          Shares               Amount              Shares              Amount
                                                     ----------------     ----------------    ----------------    ----------------
Trust Shares
Shares sold*......................................         3,945,263        $ 45,663,174           1,484,558        $ 16,891,602
Shares issued to shareholders in
    payment of distributions declared.............           667,376           6,867,312             522,421           5,187,643
Shares redeemed...................................        (3,375,055)        (39,605,441)         (1,668,792)        (18,667,574)
                                                       -------------        ------------        ------------        ------------
                                                           1,237,584          12,925,045             338,187           3,411,671
                                                       -------------        ------------        ------------        ------------
Investment Shares
Shares sold.......................................         2,358,286          27,593,626             582,289           6,848,499
Shares issued to shareholders in
    payment of distributions declared.............           156,717           1,687,032             103,356           1,025,295
Shares redeemed...................................          (372,665)         (4,307,509)           (300,307)         (3,392,091)
                                                       -------------        ------------        ------------        ------------
                                                           2,142,338          24,973,149             385,338           4,481,703
                                                       -------------        ------------        ------------        ------------
Net change resulting from
    share transactions............................         3,379,922        $ 37,898,194             723,525        $  7,893,374
                                                       =============        ============        ============        ============

--------------------------------------------------------------------------------
* Includes 337,796 shares issued in connection with the acquisition of Shawmut Quantitative Equity Fund by Shawmut Growth and Income Equity Fund. (See Note 8).

------------------------



     THE SHAWMUT
        FUNDS                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------

For the Year Ended October 31, 1994:

                                                               Growth and Income                     Small Capitalization
                                                                  Equity Fund                            Equity Fund
                                                     -------------------------------------    ------------------------------------
                                                          Shares               Amount              Shares              Amount
                                                     ----------------     ----------------    ----------------    ----------------
Trust Shares
Shares sold.......................................         3,516,115        $ 37,606,058           1,467,595        $ 15,906,772
Shares issued to shareholders in
    payment of distributions declared.............           377,823           3,936,919             273,939           2,898,278
Shares redeemed...................................        (3,589,377)        (38,467,504)         (1,487,415)        (16,147,839)
                                                       -------------        ------------        ------------        ------------
                                                             304,561           3,075,473             254,119           2,657,211
                                                       -------------        ------------        ------------        ------------
Investment Shares
Shares sold.......................................           692,705           7,416,645             638,429           6,941,644
Shares issued to shareholders in
    payment of distributions declared.............            75,351             795,277              43,778             463,167
Shares redeemed...................................          (296,338)         (3,167,388)           (233,644)         (2,524,272)
                                                       -------------        ------------        ------------        ------------
                                                             471,718           5,044,534             448,563           4,880,539
                                                       -------------        ------------        ------------        ------------
Net change resulting from
    share transactions............................           776,279        $  8,120,007             702,682        $  7,537,750
                                                       =============        ============        ============        ============

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee: Shawmut Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based upon a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

                                                                       Annual
Fund                                                                    Rate*
-------------------                                                    ------
Connecticut Municipal Money Market Fund..........................       0.50%
Massachusetts Municipal Money Market Fund........................       0.50%
Growth and Income Equity Fund....................................       1.00%
Small Capitalization Equity Fund.................................       1.00%

--------------------------------------------------------------------------------
*As a percentage of daily net assets.

Administrative Fee: Federated Administrative Services ("FAS") provides the Trust with certain administrative personnel and services. The FAS fee is based on the level of average aggregate net assets of the Trust for the period. FAS may voluntarily choose to waive a portion of its fee.

Distribution Plan: The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds, to finance activities intended to result in the sale of the Funds' Investment Shares. The Plan provides that the Funds may incur distribution expenses up to .50 of 1% of the average daily net assets of the Investment Shares, if applicable, including the shares of Massachusetts Municipal Money Market Fund. The fee is paid monthly to compensate FSC.

------------------------



     THE SHAWMUT
        FUNDS                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------

Transfer and Dividend Disbursing Agent, Portfolio Accounting, and Custody Fees:
Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Funds. The FServ fee is based on the size, type, and number of accounts and transactions made by shareholders.

FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period plus out-of-pocket expenses.

Shawmut Bank, N.A., is the Funds' custodian. The fee is based on the level of each Funds' average net assets for the period plus out-of-pocket expenses.

Organizational Expenses: Organizational expenses were initially borne by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following December 1, 1992 (date the Trust became effective). For the year ended October 31, 1995, the Funds paid FAS as follows:

                                                 Initial         Organizational
                                              Organizational        Expenses
Fund                                             Expenses          Reimbursed
----------------                              --------------     --------------
Connecticut Municipal
  Money Market Fund......................        $ 37,463          $  5,278
Massachusetts Municipal
  Money Market Fund......................          20,617             3,276
Growth and Income
  Equity Fund............................          39,753             7,730
Small Capitalization
  Equity Fund............................          37,360             7,264

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Interfund Transactions: During the year ended October 31, 1995, the Connecticut Municipal Money Market Fund and the Massachusetts Municipal Money Market Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/ Trustees, and/or common Officers. These transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $46,005,000 and $41,355,000, respectively, for Connecticut Municipal Money Market Fund, and $33,757,140 and $30,999,969, respectively, for Massachusetts Municipal Money Market Fund.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995, were as follows:

                                                    Purchases          Sales
                                                  -------------    ------------
Growth and Income
 Equity Fund.................................     $ 116,031,535    $ 95,262,304
Small Capitalization
 Equity Fund.................................        39,073,185      47,195,441

(6) Concentration of Credit Risk

Since the Connecticut Municipal Money Market Fund and the Massachusetts Municipal Money Market Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of those states than would be a comparable general tax-exempt mutual fund. In order to reduce the credit risk associated with such factors, at October 31, 1995, 44.41% and 45.74% of the securities in the portfolio of investments of Connecticut Municipal Money Market Fund and the Massachusetts Municipal Money Market Fund, respectively, were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit for any one institution or agency did not exceed 15.16% and 16.87%, respectively, for the Connecticut Municipal Money Market Fund and the Massachusetts Municipal Money Market Fund.

------------------------



     THE SHAWMUT
        FUNDS                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------

(7) Line of Credit

Shawmut Bank, N.A. has obtained lines of credit ("LOCs") on behalf of the Growth and Income Equity and the Small Capitalization Equity Fund in the amount of $7,000,000 for each Fund. The LOCs, issued by the Bank of America, Illinois, are available to help the Funds meet short term liquidity needs. Drawings from the LOCs are subject to interest charges based on prevailing market rates as defined in the agreement. There were no borrowings from the LOCs during the fiscal year ended October 31, 1995.

(8) Reorganization

On August 11, 1995, Shawmut Quantitative Equity Fund merged into Shawmut Growth and Income Equity Fund pursuant to an agreement and plan of reorganization whereby Growth and Income Equity Fund acquired the net assets of Quantitative Equity Fund (including $378,932 of unrealized appreciation) in exchange for shares of Growth and Income Equity Fund. The aggregate net assets of Growth and Income Equity Fund and Quantitative Equity Fund immediately before acquisition were $229,716,360 and $4,095,890, respectively. Shares in the amount of 337,796 (valued at 4,095,890) were distributed to Quantitative Equity shareholders on a pro rata basis through a non-taxable exchange. Quantitative Equity Fund was liquidated and dissolved at the close of business on August 11, 1995.

(9) Reorganization Agreement

An Agreement and Plan of Reorganization was approved by both the Shawmut and Galaxy Funds' Boards of Trustees and shareholders of The Shawmut Funds. Pursuant to this agreement, The Shawmut Funds will be merged into The Galaxy Funds.

All of the net assets of The Shawmut Funds will be acquired by The Galaxy Funds in exchange for shares of The Galaxy Funds. These shares will be distributed to The Shawmut Fund shareholders on a pro rata basis through a non-taxable exchange. The effective date of this merger is scheduled for December 4, 1995. However, this is contingent upon the effective date of a merger between Fleet Bank and Shawmut Bank.

(10) Subsequent Event

The merger described in Note 9 occurred on December 4, 1995.

------------------------



     THE SHAWMUT
        FUNDS
------------------------


                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
THE SHAWMUT FUNDS

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (other than credit ratings), and the related statements of operations and of changes in net assets and financial highlights, present fairly, in all material respects, the financial position of Shawmut Connecticut Municipal Money Market Fund, Shawmut Massachusetts Municipal Money Market Fund, Shawmut Growth and Income Equity Fund and Shawmut Small Capitalization Equity Fund (portfolios of The Shawmut Funds, hereafter referred to as the "Funds") at October 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

In accordance with the agreement and plan of reorganization discussed in Note 9, the funds will merge with the Galaxy Funds on December 4, 1995.



Price Waterhouse LLP
Boston, Massachusetts
November 27, 1995 (except for Note 10 which is as of December 4, 1995)

------------------------



     THE SHAWMUT
        FUNDS
------------------------

Special Meeting of Shareholders (Unaudited):

A special meeting of the Trust's shareholders was held on October 30, 1995 to consider the following proposal. The proposal voted upon and the votes cast on the proposal are as follows:

     A majority of the outstanding shares of each of the Shawmut Growth Equity Fund, Prime Money Market Fund, Limited Term Income Fund, Fixed Income Fund, Intermediate Government Income Fund, Connecticut Intermediate Municipal Income Fund, Massachusetts Intermediate Municipal Income Fund, Growth and Income Equity Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and Small Capitalization Equity Fund (collectively, the "Shawmut Funds") voted to approve (a) an Agreement and Plan of Reorganization between the Trust and The Galaxy Fund ("Galaxy"), providing for the transfer of substantially all of the assets and liabilities of the Shawmut Funds to corresponding investment funds of Galaxy (the "Galaxy Funds") in exchange for shares of the Galaxy Funds; (b) the distribution of the Galaxy Funds' shares so received to shareholders of the Shawmut Funds; and (c) the termination under state law of the Trust.

Shareholders of each of the Shawmut Funds voted on this proposal as follows:

                                                            For          Against         Abstain
                                                       -----------      ----------      ----------
Growth Equity Fund...............................        1,103,318          71,603          15,841
Prime Money Market...............................      396,141,174      24,647,491      23,088,940
Limited Term Income..............................        2,238,167          32,466          26,238
Fixed Income.....................................        4,610,322          95,338          86,052
Intermediate Government Income...................        3,605,593          40,119          95,688
Connecticut Intermediate Municipal Income........          463,011           2,408           8,811
Massachusetts Intermediate Municipal Income......          661,123          40,385          28,107
Growth and Income Equity.........................       10,056,174         118,762         111,651
Connecticut Municipal Money Market...............       58,957,667       2,295,595       1,338,147
Massachusetts Municipal Money Market.............       23,510,615         529,961         151,335
Small Capitalization Equity......................        7,905,333          68,611          39,946

The reorganization was completed on December 4, 1995.

                      This page left blank intentionally.

This report is submitted for the general information of shareholders of The Shawmut Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal. There can be no guarantee that the money market funds will be able to maintain a net asset value of $1.00.


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FN-513